Exhibit 10.8

THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT INC.

April [   ], 2007

Originally dated as of October 29, 2004,
Amended and Restated as of December 23, 2004
and Amended and Restated as of January 26, 2006

(i)	Termination of Registration Rights	26
(j)	Delay of Registration	27

SECTION 6.	LEGEND ON CERTIFICATES	27
(a)	Legends	27

SECTION 7.	DURATION OF AGREEMENT	27

SECTION 8.	INFORMATION RIGHTS	28
(a)	Financial Statements and Other Information	28
(b)	Other Information	29

SECTION 9.	REGULATORY MATTERS	29
(a)	Cooperation of Other Stockholders	29
(b)	Covenant Not to Amend	29
(c)	Exception	29

SECTION 10.	EFFECTIVENESS OF AGREEMENT	30

SECTION 11.	DEFINITIONS	30

SECTION 12.	MISCELLANEOUS	39
(a)	Successors, Assigns and Transferees	39
(b)	Competitive Opportunity	39
(c)	Specific Performance	39
(d)	Governing Law	39
(e)	Submission to Jurisdiction; Waiver of Jury Trial	39
(f)	Descriptive Headings	40
(g)	Notices	40
(h)	Recapitalization, Exchange, Etc. Affecting the Company’s Shares	43
(i)	Counterparts	43
(j)	Severability	43
(k)	Amendment	43
(l)	Tax Withholding	44
(m)	Integration	44
(n)	Further Assurances	44
(o)	No Strict Construction	44
(p)	No Third Party Beneficiaries	44
(q)	No Recourse	45
(r)	Indemnification	45

iii

(s)	Amendment and Restatement	46
(t)	Termination of Management Stockholders Agreement	46

SCHEDULES

1	—	SCHEDULE OF OTHER AMC INVESTORS

9(b)	—	REGULATORY PROBLEM AGREEMENTS

EXHIBITS

A	—	FORM OF STOCKHOLDER JOINDER

B	—	SECOND AMENDED AND RESTATED REGULATORY SIDELETTER

iv

AMC ENTERTAINMENT INC.
THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

This THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (the “Agreement”), dated as of April [   ], 2007 and effective as of the Effective Time (as defined below), amends and restates that certain Stockholders Agreement (the “Initial Stockholders Agreement”) entered into as of October 29, 2004, amended and restated as of December 23, 2004 and amended and restated as of January 26, 2006, by and among Marquee Holdings Inc. (renamed AMC Entertainment Inc. as described below), a Delaware corporation (including its successors, the “Company”), J.P. Morgan Partners (BHCA), L.P., a Delaware limited partnership (“JPMP BHCA”), J.P. Morgan Partners Global Investors, L.P., a Delaware limited partnership (“JPMP Global”), J.P. Morgan Partners Global Investors (Cayman), L.P., a Cayman limited partnership (“JPMP Cayman”), J.P. Morgan Partners Global Investors (Cayman) II, L.P., a Cayman limited partnership (“JPMP Cayman II”), J.P. Morgan Partners Global Investors (Selldown), L.P., a Delaware limited partnership (“JPMP Selldown”), J.P. Morgan Partners Global Investors (Selldown) II, L.P., a Delaware limited partnership (“JPMP Selldown II”), JPMP Global Fund/AMC/Selldown II, L.P., a Delaware limited partnership (“JPMP AMC/Selldown II”), J.P. Morgan Partners Global Investors (Selldown) II-C, L.P., a Delaware limited partnership (“JPMP Selldown II-C”), AMCE (Ginger), L.P., a Delaware limited partnership (“Ginger”), AMCE (Luke), L.P., a Delaware limited partnership (“Luke”) and AMCE (Scarlett), L.P., a Delaware limited partnership (“Scarlett”, and together with JPMP BHCA, JPMP Global, JPMP Cayman, JPMP Cayman II, JPMP Selldown, JPMP Selldown II, JPMP AMC/Selldown II, JPMP Selldown II-C, Ginger, Luke, and any of their respective Permitted Transferees, the “JPMP Investors”), Apollo Investment Fund V, L.P., a Delaware limited partnership (“Apollo Fund V”), Apollo Overseas Partners V, L.P., a Cayman Island exempted limited partnership (“Apollo Overseas”), Apollo Netherlands Partners V(A), L.P., a Cayman Island exempted limited partnership (“Apollo Netherlands V(A)”), Apollo Netherlands Partners V(B), L.P., a Cayman Island exempted limited partnership (“Apollo Netherlands V(B)”), Apollo German Partners V GmbH & Co KG, a German limited partnership (“Apollo German Partners” and, together with Apollo Fund V, Apollo Overseas, Apollo Netherlands V(A) and Apollo Netherlands V(B), and any of their respective Permitted Transferees, the “Apollo Investors”), and the other entities listed on Schedule 1 attached hereto (together with any of their respective Permitted Transferees, the “Other AMC Investors”, and together with the JPMP Investors and Apollo Investors, the “JPMP/Apollo Investors”), and is made by and among the JPMP/Apollo Investors and Carlyle Partners III Loews, L.P. and CP III Coinvestment, L.P. (together with any of their respective Permitted Transferees, the “Carlyle Investors”), and Bain Capital (Loews) I, LLC and Bain Capital AIV (Loews) II, L.P. (together with any of their respective Permitted Transferees, the “Bain Investors”), and Spectrum Equity Investors IV, L.P., Spectrum Equity Investors Parallel IV, L.P. and Spectrum IV Investment Managers’ Fund, L.P. (together with any of their respective Permitted Transferees, the “Spectrum Investors”, and together with the Carlyle Investors and the Bain Investors, the “BCS Investors”). Each of the JPMP/Apollo Investors and the BCS Investors are sometimes referred to herein as an “Investor” and collectively as the “Investors” (and the terms “Investor” and “Investors” may include other Persons, as provided in the definition of such terms in Section 11 hereof) and the Company and the Investors, together with any subsequent stockholders which become parties hereto, are sometimes referred to herein individually by name or as a “Party” and collectively as the “Parties”. The definitions of certain capitalized terms used herein are set forth in Section 11 hereto.

RECITALS

WHEREAS, each of the JPMP/Apollo Investors hold shares of Class A-1 and Class A-2 Common Stock of the Company, par value $0.01 per share (collectively, the “Class A Common Stock”);

WHEREAS, each of the BCS Investors hold shares of Class L-1 and Class L-2 Common Stock of the Company, par value $0.01 per share (collectively, the “Class L Common Stock”);

WHEREAS, each of the stockholders of the Company who are employees of the Company (or any of its Subsidiaries) hold shares of Class N Common Stock of the Company, par value $0.01 per share (the “Class N Common Stock”);

WHEREAS, the Company is registering shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for sale to the public in an initial public offering (the “Initial Public Offering”) pursuant to the Company’s registration statement filed on Form S-1 with the Securities and Exchange Commission on [                            ], 2007;

WHEREAS, prior to the Initial Public Offering, each share of Class A Common Stock, Class L Common Stock and Class N Common Stock shall be converted into shares of Common Stock pursuant to the Second Amended and Restated Certificate of Incorporation of Marquee Holdings Inc., dated January 26, 2006 (the “Original Certificate of Incorporation”);

WHEREAS, prior to the Initial Public Offering the Company is adopting a Third Amended and Restated Certificate of Incorporation to replace the Original Certificate of Incorporation and change its name from Marquee Holdings Inc. to AMC Entertainment Inc.;

WHEREAS, each of the stockholders of the Company who are employees of the Company (collectively, the “Management Stockholders”), the Company and the other parties thereto are terminating that certain Amended and Restated Management Stockholders Agreement by and among the Company, the Principal Investors and the Management Stockholders (the “Management Stockholders Agreement”), and the Management Stockholders and the Company are entering into that certain Registration Rights Agreement dated as of the date hereof;

WHEREAS, each of the Investors and the Company desire to amend and restate the Initial Stockholders Agreement to provide for certain matters relating to their respective current and future holdings of Common Stock and the governance of the Company after the Initial Public Offering;

WHEREAS, pursuant to Section 13(k) of the Initial Stockholders Agreement, the JPMP/Apollo Investors and the BCS Investors have the authority to approve such amendments to the Initial Stockholders Agreement as are set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

SECTION 1.                            BOARD RIGHTS; INVESTOR RIGHTS; AND MANAGEMENT ARRANGEMENTS

(a)                                  Board of Directors. From and after the Effective Time, each Investor, severally and not jointly, in its capacity as a stockholder of the Company, agrees to vote or otherwise give such Investor’s consent in respect of all Common Stock (whether now or hereafter acquired) held of record or beneficially owned by such Investor and to take all such Necessary Action, and the Company shall take all Necessary Action, in order to cause:

(i)                                     the authorized number of directors on the board of directors of the Company (the “Board”) to be (i) ten directors immediately after the Effective Time, (ii) eleven directors within 90 days after the Effective Time and (iii) twelve directors within one year after the Effective Time, in accordance with this Section 1(a), subject, in each case, to a decrease or an increase in the size of the Board necessary to comply with the New York Stock Exchange listing requirements following a Controlled Company Disqualification and/or to comply with clause (ii)(I) below;

(ii)                                  the election to the Board of:

(A)                              that number of directors designated by the JPMP Investors (each, a “JPMP Designee”) which when added to the number of JPMP Designees who are then directors and will continue to serve as directors without regard to such annual or special meeting or action by written consent is equal to:  (x) two (2) so long as the JPMP Investors, together with their Permitted Transferees, collectively own Shares representing at least 10% of the shares of Common Stock outstanding and there shall not have occurred a Controlled Company Disqualification; (y) one (1) JPMP Designee so long as the JPMP Investors, together with their Permitted Transferees, collectively own Shares representing at least 5% but, in the event there shall not have occurred a Controlled Company Disqualification, less than 10% of the shares of Common Stock outstanding; provided, that there shall be no JPMP Designees if the JPMP Investors, together with their Permitted Transferees, collectively own Shares representing less than 5% of the shares of Common Stock outstanding; provided further, that for as long as either JPMP Selldown or JPMP Global owns any Shares and the JPMP Investors have the right to designate any directors pursuant to this clause (A), (I) if the JPMP Investors have the right to designate two directors, one such director shall be designated by JPMP Selldown (so long as JPMP Selldown owns Shares) and one such director shall be designated by JPMP Global (so long as JPMP Global owns Shares) and (II) if the JPMP Investors have the right to designate only one director, such director shall be designated by JPMP Selldown or by JPMP Global (in the event that JPMP Selldown does not own Shares and JPMP Global does own Shares); provided, further, that the designation of JPMP Designees is a right but not an obligation of the JPMP Investors. The right of the JPMP Investors to designate JPMP Designees shall be transferable to an Affiliate of the JPMP Investors but to no other transferee;

(B)                                that number of directors designated by the Apollo Investors (each, an “Apollo Designee”) which when added to the number of Apollo Designees who are then directors and will continue to serve without regard to such annual or special meeting or action by written consent is equal to:  (x) two (2) so long as the Apollo Investors, together with their Permitted Transferees, collectively own Shares representing at least 10% of the shares of Common Stock outstanding and there shall not have occurred a Controlled Company Disqualification; (y) one (1) Apollo Designee so long as the Apollo Investors, together with their Permitted Transferees, collectively own Shares representing at least 5% but, in the event there shall not have occurred a Controlled Company Disqualification, less than 10% of the shares of Common Stock outstanding; provided, that there shall be no Apollo Designees if the Apollo Investors, together with their Permitted Transferees, collectively own Shares representing less than 5% of the shares of Common Stock outstanding; provided further, that for as long as Apollo Fund V owns any Shares and the Apollo Investors have the right to designate any directors pursuant to this clause (B), at least one Apollo Designee shall be designated by Apollo Fund V; provided, further, that the designation of Apollo Designees is a right but not an obligation of the Apollo Investors. The right of the Apollo Investors to designate Apollo Designees shall be transferable to an Affiliate of the Apollo Investors but to no other transferee;

(C)                                one (1) director designated by the Bain Investors (the “Bain Designee”) if the Bain Investors, together with their Permitted Transferees, collectively own Shares representing at least 5% of the shares of Common Stock outstanding; provided, that there shall be no Bain Designee if the Bain Investors, together with their Permitted Transferees, collectively own Shares representing less than 5% of the shares of Common Stock outstanding; provided, further, that the designation of the Bain Designee is a right but not an obligation of the Bain Investors. The right of the Bain Investors to designate a Bain Designee shall be transferable to an Affiliate of the Bain Investors but to no other transferee;

(D)                               one (1) director designated by the Carlyle Investors (the “Carlyle Designee”) if the Carlyle Investors, together with their Permitted Transferees, collectively own Shares representing at least 5% of the shares of Common Stock outstanding; provided, that there shall be no Carlyle Designee if the Carlyle Investors, together with their Permitted Transferees, collectively own Shares representing less than 5% of the shares of Common Stock outstanding; provided, further, that the designation of the Carlyle Designee is a right but not an obligation of the Carlyle Investors. The right of the Carlyle Investors to designate a Carlyle Designee shall be transferable to an Affiliate of the Carlyle Investors but to no other transferee;

(E)                                 one (1) director designated by the Spectrum Investors (the “Spectrum Designee”) if the Spectrum Investors, together with their Permitted Transferees, collectively own Shares representing at least 5% of the shares of Common Stock outstanding; provided, that there shall be no Spectrum Designee (i) if the Spectrum Investors, together with their Permitted Transferees, collectively own Shares representing less than 5% of the shares of Common Stock outstanding or (ii) immediately following a Controlled Company Disqualification; provided, further, that the designation of the Spectrum Designee is a right but not an obligation of the Spectrum Investors. The right of the Spectrum Investors to designate a Spectrum Designee shall be transferable to an Affiliate of the Spectrum Investors but t no other transferee;

(F)                                 one (1) director designated by the BCS Investors (the “BCS Designee”), to be determined by a majority of the Percentage Interest of the Shares then held in the aggregate by the BCS Investors, and for so long as the Carlyle Investors or the Bain Investors are Principal Investors, with the consent of such Principal Investors that own Shares representing at least 5% of the shares of Common Stock outstanding, if the BCS Investors, together with their Permitted Transferees, collectively own Shares representing at least 15% of the shares of Common Stock outstanding; provided, further, that none of the Bain Investors, the Carlyle Investors or the Spectrum Investors, in each case, as an individual group, shall have the right to participate in the decision of who will serve as the BCS Designee unless such group (together with its Permitted Transferees) owns Shares representing at least 5% of the shares of Common Stock outstanding; and provided, further, that there shall be no BCS Designee (i) if the BCS Investors, together with their Permitted Transferees, collectively own Shares representing less than 15% of the shares of Common Stock outstanding or (ii) immediately following a Controlled Company Disqualification. The designation of the BCS Designee is a right but not an obligation of the BCS Investors. The right of a BCS Investor to designate a BCS Designee shall be transferable to an Affiliate of such BCS Investor but to no other transferee;

(G)                                the Chief Executive Officer of AMC (the “Management Designee”);

(H)                               a number of directors designated and determined by a majority of the board of directors to be independent consistent with the New York Stock Exchange Listed Company Manual Section 303A.02 (each, an “Independent Director”) as follows: (1) one Independent Director, who shall be Kenneth M. Reiss, designated promptly after the Effective Time (the “First Independent Director”); (2) two Independent Directors designated by the Requisite Stockholder Majority within 90 days after the Effective Time (including the designee described in clause (1)); and (3) three Independent Directors designated by the Requisite Stockholder Majority within one year after the Effective Time (including the two designees described in clause (2)); and

(I)                                    such number of additional Independent Directors as determined by a majority of the directors on the Board upon recommendation of the Nominating and Corporate Governance Committee; provided, however, that the Board shall not designate more than three additional Independent Directors if such designation would cause the Board to have more than 12 directors in total;

All of the foregoing designees shall hold office, subject to their earlier removal in accordance with clause (a)(iii) below and applicable law, until their respective successors shall have been elected.;

(iii)                               the removal from the Board (with or without cause) of any director upon the written request of the Investors having the right to designate such director;

(iv)                              upon any vacancy in the Board as a result of any individual designated by any of the JPMP Investors, the Apollo Investors, the Bain Investors, the Carlyle Investors, the Spectrum Investors or the BCS Investors pursuant to clause (ii) above ceasing to be a member of the Board, whether by resignation, death, disability, disqualification or otherwise (but not as a result of the loss of a right to appoint a designee pursuant to Section 1(a)(ii) above and/or the removal of a director pursuant to Section 1(a)(v)), the election to the Board of an individual designated by the JPMP Investors, the Apollo Investors, the Bain Investors, the Carlyle Investors, the Spectrum Investors or the BCS Investors, in each case, as a group, as the case may be;

(v)                                 the removal from the Board (with or without cause) of, in the event of the right to designate (i) any of the JPMP Designees that the JPMP Investors are entitled to designate pursuant to Section 1(a)(ii)(A), (ii) any of the Apollo Designees that the Apollo Investors are entitled to designate pursuant to Section 1(a)(ii)(B), (iii) the Bain Designee that the Bain Investors are entitled to designate pursuant to Section 1(a)(ii)(C), (iv) the Carlyle Designee that the Carlyle Investors are entitled to designate pursuant to Section 1(a)(ii)(D), (v) the Spectrum Designee that the Spectrum Investors are entitled to designate pursuant to Section 1(a)(ii)(E) or (vi) the BCS Designee that the BCS Investors are entitled to designate pursuant to Section 1(a)(ii)(F), shall have terminated, in each case, to the extent that a sufficient number of JPMP Designees or Apollo Designees or the Bain Designee, Carlyle Designee, Spectrum Designee or BCS Designee, as applicable, have not resigned from the Board, it being understood and agreed that in the event of any such loss of entitlement, the JPMP Investors, the Apollo Investors, the Bain Investors, the Carlyle Investors, the Spectrum Investors or BCS Investors, as applicable, shall designate for removal, and use commercially reasonable efforts to cause the removal of, such JPMP Designee, Apollo Designee, Bain Designee, Carlyle Designee, Spectrum Designee or BCS Designee, as applicable, immediately prior to such loss of entitlement;

(vi)                              until such time that a majority of the Board is comprised of Independent Directors, upon any vacancy in the Board as a result of the Management Designee or any Independent Director ceasing to be a member of the Board, whether by resignation, death, disability, disqualification, removal or otherwise, the election to the Board of an individual nominated by the Board (or the Nominating and Corporate Governance Committee of the Board).

(b)                                 Voting.

(i)                                     Except as otherwise expressly provided in this Agreement, as to any matter or action that requires a vote or written consent of the stockholders of the Company, whether by law or pursuant to any agreement, and for so long as either the JPMP Investors or the Apollo Investors have the right to designate at least one director to the Board pursuant to Section 1(a), each Other AMC Investor agrees to vote its Shares, or to provide its written consent, in favor of such matter or action with respect to such number of Shares held by such Other AMC Investor as is equal to the same proportion of Shares respectively held by the Apollo Investors and the JPMP Investors that are voted in favor of such matter or if only one of the Apollo Investors or the JPMP Investors has the right to designate at least one director to the Board pursuant to Section 1(a), as directed by such group; provided, that no Other AMC Investor shall be required to vote in favor of, or provide its written consent to, any action that would disproportionately affect such Other AMC Investor relative to the other Investors in any material and adverse manner. In the event that any Other AMC Investor entitled to vote on or provide its written consent with respect to a matter shall fail at any time to vote or act by written consent with respect to any Shares held of record or beneficially owned by such Other AMC Investor (or as to which such Other AMC Investor otherwise has voting control), as agreed by such Other AMC Investor in this Agreement, such Other AMC Investor hereby irrevocably grants to and appoints the Apollo Investors and the JPMP Investors such Other AMC Investor’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Other AMC Investor, to vote or act by written consent with respect to such Shares and to grant a consent, proxy or approval in respect of such Shares, in each case in such manner and to the extent as is necessary or desirable to vote such shares as agreed to by such Other AMC Investors in this Agreement. Each Other AMC Investor hereby affirms that the irrevocable proxy set forth in this Section 1(a) will be valid for the term of this Agreement and is given to secure the performance of the obligations of such Other AMC Investors under this Agreement. Each such Other AMC Investor hereby further affirms that each proxy hereby granted shall, for the term of this Agreement, be irrevocable and shall be deemed coupled with an interest.

(ii)                                  Except as otherwise expressly provided in the Agreement, as to any matter or action that requires a vote or written consent of the stockholders of the Company, whether by law or pursuant to any agreement, and for so long as each of the BCS Investors continue to hold Shares representing at least twenty five percent (25%) of the Initial Investor Shares held by such BCS Investor, each of the BCS Investors agrees to vote, and/or to provide written consent, with respect to such matter or action as directed by any two of the BCS Investors; provided, that no such BCS Investor shall be required to vote in favor of, or provide its written consent to, any action that would disproportionately affect such BCS Investor relative to the other BCS Investors in any material and adverse manner. In the event that any such BCS Investor entitled to vote on or provide its written consent with respect to a matter shall fail at any time to vote, or act by written consent with respect to, any Shares held of record or beneficially owned by such Investor or as to which such Investor has voting control, as agreed by such Investor in this Agreement, such BCS Investor hereby irrevocably grants to and appoints each other BCS Investor such Investor’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Investor, to vote and act by written consent with respect to such Shares and to grant a consent, proxy or approval in respect of such Shares, in each case in such manner and to the extent as its necessary or desirable to vote such Shares as agreed to by such Investor in this Agreement, including Section 1(a)(ii) and this Section 1(b)(ii). Each BCS Investor affirms that the irrevocable proxy set forth in this Section 1(b)(ii) will be valid for the term of this Agreement and is given to secure the performance of the obligations of such BCS Investor under this Agreement. Each BCS Investor hereby further affirms that each proxy hereby granted shall, for the term of this Agreement, be irrevocable and shall be deemed coupled with an interest.

(c)                                  Classified Board.  The Third Amended and Restated Certificate of Incorporation and the by-laws of the Company provide that the directors of the Company, subject to any rights of the holders of shares of any class or series of preferred stock of the Company, shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible. One class’s (“Class I”) term will expire at the first annual meeting of the stockholders following the date hereof, another class’s (“Class II”) term will expire at the second annual meeting of the stockholders following the date hereof and another class’s (“Class III”) term will expire at the third annual meeting of stockholders following the date hereof; provided that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal. Thereafter, at each annual meeting of stockholders of the Company, subject to any rights of the holders of shares of any class or series of preferred stock of the Company, the successors of the directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors designated pursuant to Section 1(a)(ii) shall be allocated among the three classes of the Board as follows: (i) one BCS Designee and up to three Independent Directors shall be allocated to Class I; (ii) any Independent Directors in excess of three shall be allocated as evenly as possible in ascending order among Class I, Class II and Class III; (iii) the Spectrum Designee and two JPMP Designees shall be allocated to Class II; (iv) one Apollo Designee shall be allocated to each of Class II and Class III; and (v) the Bain Designee, the Carlyle Designee and the Management Designee shall be allocated to Class III.

(d)                                 Committees. The Parties agree to take all Necessary Action to cause the creation and maintenance of: (A) an Audit Committee of the Board (the “Audit Committee”) consisting of (I) at the Effective Time, the First Independent Director, (II) within three months after the Effective Time, the First Independent Director and one additional Independent Director selected by the Board upon the recommendation of the Nominating and Corporate Governance Committee and (III) within twelve months after the Effective Time, the First Independent Director and two Independent Directors selected by the Board upon the recommendation of the Nominating and Corporate Governance Committee; (B) a Compensation Committee of the Board (the “Compensation Committee”) consisting of one JPMP Designee (who shall initially be Michael Hannon), one Apollo Designee (who shall initially be Aaron Stone), one Bain Designee (who shall initially be John Connaughton) and one Carlyle Designee (who shall initially be Michael Connelly); provided that if the JPMP Investors, the Apollo Investors, the Bain Investors or the Carlyle Investors no longer have the right to appoint a JPMP Designee, an Apollo Designee, a Bain Designee or a Carlyle Designee to the Board, as applicable, the JPMP Designee, the Apollo Designee, the Bain Designee or the Carlyle Designee, as applicable, may be removed from the Compensation Committee by the Board and replaced with a director designated by the Board upon the recommendation of the Nominating and Corporate Governance Committee; and (C)  a Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) consisting of one JPMP (who shall initially be Stephen Murray), one Apollo Designee (who shall initially be Aaron Stone), the Management Designee (who shall initially be Peter Brown, the Chief Executive Officer of the Company) and one Bain Designee (who shall initially be John Connaughton); provided that if the JPMP Investors, the Apollo Investors or the Bain Investors no longer have the right to appoint a JPMP Designee, an Apollo Designee or a Bain Designee to the Board, as applicable, the JPMP Designee, the Apollo Designee or the Bain Designee, as applicable, may be removed from the Nominating and Corporate Governance Committee by the Board and replaced with a director designated by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

(e)                                  Compliance. Notwithstanding anything in this Agreement to the contrary, the Board and all committees of the Board will operate in such a way as to permit the Company to comply with applicable laws and maintain its listing on the New York Stock Exchange.

SECTION 2.                            TRANSFERS

(a)                                  Transfer Restrictions. Each of the Investors agrees and acknowledges that, except as provided in this Section 2, it will not, directly or indirectly (through one or more of its Affiliates or otherwise), Transfer any Shares except (i) for Permitted Transfers (in compliance with and subject to the provisions of Sections 3 and 4), provided that as a condition to any Permitted Transfer pursuant to clause (i), (ii) or (iv) of the definition of Permitted Transfer, the transferee of Shares in such Permitted Transfer shall agree in writing to be bound by, and to comply with, all applicable provisions of, and to be deemed to be an Investor for purposes of, this Agreement, (ii) for Transfers of Shares in compliance with and subject to the provisions of Sections 3 and 4 and (iii) for Transfers of Shares pursuant to a Public Sale. Notwithstanding and without limiting the foregoing, (i) each Other AMC Investor will not, directly or indirectly (through one or more of its Affiliates or otherwise), Transfer any Shares, without the prior written consent of the Apollo/JPMP Investors, so long as the Apollo Investors and the JPMP Investors have a right to designate a director to the Board pursuant to Section 1, except (A) Transfers in compliance with and subject to the provisions of Sections 3 and 4 and (B) for Permitted Transfers (within the meaning of clause (v) of the definition of Permitted Transfer) and (ii) no Investor will, directly or indirectly (through one or more of its Affiliates or otherwise), Transfer any Shares (other than in a Transfer pursuant to a Public Sale), without the prior written consent of the Requisite Stockholder Majority, to any Person that competes in any material respect with the business conducted by the Company or any of its Subsidiaries at the time of such proposed Transfer.

(b)                                 Transfer Notice. Prior to any proposed Transfer of any Shares that is not made pursuant to a Public Sale, the Investor holding such Shares to be Transferred shall give written notice to the Company of its intention to effect such Transfer (the “Transfer Notice”). Such Transfer Notice shall set forth in reasonable detail the terms and conditions of such proposed Transfer, including (i) the percentage of such Selling Investor’s Shares that would be Transferred, (ii) the number of Shares proposed to be Transferred (the “Offered Shares”), (iii) the proposed amount and form of consideration to be paid for the Offered Shares and (iv) all other material terms of the proposed Transfer. In the event that the terms and/or conditions set forth in the Transfer Notice are thereafter amended in any material respect, the Transfer Notice shall be of no further force and effect and the transferring Investor shall give a new Transfer Notice containing such amended terms and conditions. Subject to compliance with Section 2, 3 and 4 herein (including any applicable time periods set forth in those Sections), and subject to Section 5(c) herein, the Investor holding such Shares to be Transferred shall have the right, after receipt by the Company and the other Investors of the Transfer Notice, to Transfer Shares in accordance with the terms set forth in such Transfer Notice.

(c)                                  Restrictions on Transfers under Rule 144. Each Specified Holder shall promptly notify each Related Holder when it has commenced a measurement period for purposes of the Rule 144 group volume limit in connection with a Transfer that is subject to such limit and what the volume limit for such measurement period, determined as of its commencement, will be. Each Related Holder shall be entitled to effect Transfers that are subject to the Rule 144 group volume limit pro rata during the applicable measurement period based on the ratio of the relative number of Shares owned by such Related Holder to the number of Shares owned by all Specified Holders and Related Holders at the start of the measurement period. In the event any Related Holder agrees to forego its full pro rata share of the Rule 144 group volume limit by written notice thereof to the Specified Holder and all other Related Holders, the remainder shall be reallocated pro rata among the Specified Holder and all other Related Holders in like manner (except that the Shares held by such foregoing Related Holder at the start of such measurement period shall be excluded from such calculation). The provisions of this Section 2(c) shall not apply to any Transfer of Shares (i) pursuant to clause (i) of the definition of Public Sale or (ii) not subject to volume limitations under Rule 144.

SECTION 3.                            DRAG-ALONG RIGHTS

(a)                                  Drag-Along Right. At any time prior to the fifth anniversary of the Effective Time and so long as the Investors and the Other AMC Investors hold in the aggregate at least 50.1% of the outstanding shares of the Company’s Common Stock, any three of the Principal Investors (collectively, the “Drag-Along Sellers”) may require each other Investor (the “Required Sellers”) to participate in any Company Sale (an “Exit Sale”) to an Independent Third Party (a “Drag-Along Transferee”) in a bona fide arm’s length transaction or series of transactions (including pursuant to a stock sale, asset sale, recapitalization, tender offer, merger or other business combination transaction or otherwise) at the purchase price and upon the terms and subject to the conditions of the Exit Sale (all of which shall be set forth in the Drag-Along Notice as hereinafter defined). In connection with an Exit Sale, the Company may also require each Required Seller to vote in favor of such Exit Sale or act by written consent approving the same with respect to all Shares owned by such Required Seller, as necessary or desirable to authorize, approve and adopt the Exit Sale. Without limiting the foregoing, if an Exit Sale requires the approval of the Company’s stockholders, each Investor shall waive any dissenters’ rights, appraisal rights or similar rights in connection with such Exit Sale or Company Sale. In the event that a sale is proposed pursuant to this Section 3, all outstanding proposals to Transfer Shares shall immediately be withdrawn and no Transfer of Shares shall be consummated until the expiration of the time period provided for in Section 3(e). The consummation of an Exit Sale by the Drag-Along Sellers shall be subject to the sole discretion of the Drag-Along Sellers, who shall have no liability or obligation whatsoever (other than compliance with this Section 3) to any Required Sellers participating therein in connection with such Required Sellers’ Transfer of Shares.

(b)                                 Notice. The rights set forth in Section 3(a) shall be exercised by the Drag-Along Sellers giving written notice (the “Drag-Along Notice”) to each Required Seller and the Company, at least ten (10) Business Days prior to the date on which the Drag-Along Sellers expect to consummate the Transfer giving rise to such Drag-Along Right. In the event that the terms and/or conditions set forth in the Drag-Along Notice are thereafter amended in any material respect, the Drag-Along Sellers shall give written notice (an “Amended Drag-Along Notice”) of the amended terms and conditions of the proposed Transfer to each Required Seller and the Company. Each Drag-Along Notice and Amended Drag-Along Notice shall set forth:  (i) the name of the Drag-Along Transferee and the amount of Shares proposed to be purchased by such Drag-Along Transferee, (ii) the proposed amount and type of consideration and material terms and conditions of payment offered by the Drag-Along Transferee, and (iii) a summary of any other material terms pertaining to the Transfer.

(c)                                  Exercise. All Transfers of Shares to the Drag-Along Transferee pursuant to this Section 3 shall be consummated simultaneously at the offices of the Company, unless the Drag-Along Sellers elect otherwise, on the later of (i) a Business Day not less than ten (10) or more than sixty (60) days after the Drag-Along Notice is received by such Required Sellers and the Company or (ii) the third Business Day following receipt of all material Governmental Approvals and any approval of the Company’s stockholders as may be required by applicable law, or at such other time and/or place as each of the parties to such Transfers may agree. The delivery of stock certificates shall be made on such date, against payment of the purchase price for such Shares, duly endorsed for Transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Shares as may be reasonably requested by the Drag-Along Sellers and the Company, with all stock transfer taxes paid and stamps affixed. Each Required Seller shall receive the same form and amount of consideration received by the Drag-Along Sellers per Share. To the extent that the Parties (or any successors thereto) are to provide any indemnification or otherwise assume any other post-closing liabilities, the Drag-Along Sellers and all Required Sellers selling Shares in a transaction under this Section 3 shall do so severally and not jointly (and on a pro rata basis in accordance with the Shares being sold by each) and their respective potential liability thereunder shall not exceed the proceeds received. Furthermore, each Required Seller shall only be required to give customary representations and warranties, including title to Shares conveyed, legal authority and capacity, and non-contravention of other agreements to which it is a party, with respect to which indemnification or other post-closing liabilities shall be several and not joint (and only as to the representations and warranties given by such Required Seller) and their respective potential liability thereunder shall not exceed the proceeds received; provided, that in connection with such transaction no Investor shall be required to enter into any non-competition agreement. Each Required Seller shall be required to enter into any instrument, undertaking or obligation necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such sale (as specified in the Drag-Along Notice) in connection with this Section 3.

(d)                                 Time Limitation. If at the end of the 90th day after the receipt of the Drag-Along Notice the Drag-Along Sellers have not completed the proposed Transfer, the Drag-Along Notice shall be null and void, and it shall be necessary for a separate Drag-Along Notice to be delivered, and the terms and provisions of this Section 3 separately complied with, in order to consummate such Transfer pursuant to this Section 3; provided, that such 90 day time period may be extended at the option of the Drag-Along Sellers for a reasonable period of time not to exceed an additional 90 days to the extent that the failure to complete the proposed Transfer has resulted from the failure to obtain the necessary Governmental Approvals or, if applicable, hold a meeting of the Company’s stockholders as may be required by applicable law, with respect to the Exit Sale.

(e)                                  Investor Expenses. The Company will pay the reasonable fees and expenses of legal counsel (and such local counsel as may be appropriate) for the Spectrum Investors, collectively, until such time as the Spectrum Investors collectively cease to hold Investor Shares representing at least 25% of the Initial Investor Shares held by the Spectrum Investors (as may be adjusted for stock splits, stock dividends, recapitalizations, pro-rata selldowns or similar events), and legal counsel (and such local counsel as may be appropriate) for each of the Principal Investors, in connection with any transaction that is the subject of this Section 3.

SECTION 4.                            TAG-ALONG RIGHTS

(a)                                  Notice. Subject to Section 4(d), if at any time, prior to the fifth anniversary of the Effective Time, any Investor (other than the Other AMC Investors) (any such Investor, referred to in this Section 4 as a “Tag-Along Seller”) proposes to Transfer Shares held by such Tag-Along Seller to any Person, whether in one transaction or in a series of related transactions, then such Tag-Along Seller shall comply with the provisions of this Section 4. In addition to the information required to be provided in the Transfer Notice pursuant to Section 2(b), the Tag-Along Seller shall provide additional information with respect to the proposed Transfer as reasonably requested by the Non-Selling Investors to the Company. Following receipt of such additional information, the Company shall promptly deliver such additional information to the Management Stockholders and the Non-Selling Investors.

(b)                                 Tag-Along Right. The Company shall give each Investor other than the Tag-Along Seller (collectively, the “Non-Selling Investors”) and the Management Stockholders a notice within two (2) Business Days after the receipt of the Transfer Notice informing such Non-Selling Investor of their opportunity to participate in a tag-along sale pursuant to this Section 4 and informing the Management Stockholders of their opportunity to participate in the tag-along sale pursuant to the Management Stockholders Agreement. The Non-Selling Investors and the Management Stockholders shall have the right, exercisable upon written notice to the Tag-Along Seller within seven (7) Business Days of the receipt of the Transfer Notice (the “Tag-Along Election Period”) to elect to participate in the proposed Transfer by the Tag-Along Seller to any Person (the “Tag-Along Transferee”) on the terms and conditions set forth in such Transfer Notice (such participation rights being hereinafter referred to as “Tag-Along Rights”). Any Non-Selling Investor and any Management Stockholder that has not notified the Tag-Along Seller of its intent to exercise Tag-Along Rights within the Tag-Along Election Period shall be deemed to have elected not to exercise such Tag-Along Rights with respect to the sale contemplated by such Transfer Notice and the Tag-Along Seller and the Non-Selling Investors and the Management Stockholders who have exercised such Tag-Along Rights shall thereafter be free to Transfer to the Tag-Along Transferee at a per share price no greater than the per share price set forth in the Transfer Notice with respect to such Transfer and on other terms and conditions that are not materially more favorable to the Tag-Along Seller and the Non-Selling Investors and the Management Stockholders who have exercised such Tag-Along Rights than those set forth in such Transfer Notice, without any further obligation to such Non-Selling Investor(s) and Management Stockholder(s) pursuant to this Section 4(b) that have not provided notice to exercise Tag-Along Rights. Each Non-Selling Investor and Management Stockholder that elects to exercise Tag-Along Rights may participate with respect to the Shares owned by such Investor or with respect to the number of whole Restricted Shares (as defined in the Management Stockholders Agreement), including any (a) Restricted Shares issuable upon exercise of Vested Options (as defined in the Management Stockholders Agreement) or (b) any Restricted Shares that will be issuable pursuant to options that vest as a result of the consummation of the Transfer to the Tag-Along Transferee (collectively, “Management Shares”), as the case may be, in an amount equal to the product obtained by multiplying (i) in the case of Non-Selling Investor, the aggregate number of Shares owned by such Non-Selling Investor on the date of the sale and, in the case of a Management Stockholder, the aggregate number of Management Shares owned by such Management Stockholder on the date of the Sale by (ii) a fraction, the numerator of which is equal to the number of Shares proposed to be sold by the Tag-Along Seller and the denominator of which is the aggregate number of Shares owned by the Tag-Along Seller (the “Eligible Shares”). If one or more Non-Selling Investors and Management Stockholders elects not to include the maximum number of Eligible Shares in a proposed sale, the Tag-Along Seller shall give prompt notice to each other participating Non-Selling Investors and participating Management Stockholders and such other participating Investor and participating Management Stockholders may sell in the proposed sale a number of additional Shares or Management Shares, as the case may be, owned by any of them equal to their pro rata portion (based upon the aggregate number of Shares owned by such Investor or the aggregate number of Management Shares owned by such Management Stockholder, as the case may be, relative to the aggregate number of Shares and Management Shares owned by all Investors and Management Stockholders) of the number of Shares and Management Shares eligible to be included in the proposed Transfer. Such additional Shares and Management Shares which any such Non-Selling Investor(s) or Management Stockholder(s) proposes to sell shall not be included in the calculation of Eligible Shares of such Non-Selling Investor or Management Stockholder. To the extent that the total number of Shares and Management Shares proposed to be sold by the Tag-Along Seller and the number of Eligible Shares proposed to be Transferred by all of the Non-Selling Investors and Management Stockholders collectively exceeds the number of Shares and Management Shares that the Tag-Along Transferee is willing to acquire, the number of Shares and Management Shares that the Tag-Along Seller and each Non-Selling Investor and Management Stockholder propose to Transfer will be reduced pro rata based upon the relative number of Shares and Management Shares that the Tag-Along Seller and each such Non-Selling Investor and Management Stockholder had proposed to Transfer.

(c)                                  Exercise. At the closing of the Transfer to any Tag-Along Transferee pursuant to this Section 4, the delivery of stock certificates shall be made on such date by the Tag-Along Seller and such Non-Selling Investors and Management Stockholders exercising Tag-Along Rights, against payment of the purchase price for such Shares and Management Shares (directly or through the Company’s transfer agent), duly endorsed for Transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Shares and Management Shares as may be reasonably requested by the Tag-Along Transferee and the Company, with all stock transfer taxes paid and stamps affixed. The consummation of such proposed Transfer shall be subject to the sole discretion of the Tag-Along Seller, who shall have no liability or obligation whatsoever (other than compliance with this Section 4) to any Non-Selling Investor or Management Stockholder participating therein in connection with such Non-Selling Investor’s or Management Stockholder’s Transfer of Shares or Management Shares. Each Non-Selling Investor and Management Stockholder exercising Tag-Along Rights shall receive the same amount and form of consideration received by the Tag-Along Seller per each Share on the same terms and conditions as the Tag-Along Seller. To the extent that the Parties (or any successors thereto) are to provide any indemnification or otherwise assume any other post-closing liabilities, the Tag-Along Seller and all Non-Selling Investors and Management Stockholders exercising Tag-Along Rights shall do so severally and not jointly (and on a pro rata basis in accordance with the Shares being Transferred by each), and their respective potential liability thereunder shall not exceed the proceeds received. Furthermore, each Investor shall only be required to give customary representations and warranties, including title to Shares conveyed, legal authority and capacity, and non-contravention of other agreements to which it is a party, with respect to which indemnification or other post-Closing liabilities shall be several and not joint (and only as to the representations and warranties given by such Investor) and their respective potential liability thereunder shall not exceed the proceeds received; provided, that in connection with such transaction no Investor or Management Stockholder shall be required to enter into any non-competition agreement. If any Governmental Approval is required in connection with any such Transfer of Shares and such Governmental Approval has not been completed or obtained on or prior to the date scheduled for closing, the closing of Transfer of Shares and Management Shares shall take place on the third Business Day after such Governmental Approval has been completed or obtained. Each participating Investor shall be required to enter into any instrument, undertaking, obligation or make any filing necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such Transfer (as specified in the Transfer Notice) as a condition to the exercise of such holder’s rights to Transfer Shares under this Section 4.

(d)                                 Certain Restrictions. Notwithstanding the foregoing, no Tag-Along Rights of any Investor or Management Stockholder shall apply hereunder with respect to any Transfers pursuant to (i) any Permitted Transfer within the meaning of clauses (ii), (iii) or (iv) of the definition of Permitted Transfer, (ii) any Transfer pursuant to a Public Sale, (iii) any Exit Sale pursuant to Section 3, including any public tender offer launched by a third party, (iv) a Transfer made by a member of the Apollo Investors, the JPMP Investors, the Carlyle Investors, the Bain Investors or the Spectrum Investors, if at the time of such Transfer such group of Investors in which the Transferring party is a member no longer has a right to designate a director to the Board pursuant to Section 1(a) or (v) in the case of Management Stockholders, pursuant to Transfers in which the

Management Stockholders do not have tag along rights pursuant to Section 2 of the Management Stockholders Agreement.

(e)                                  Time Limitation. If at the end of the 90th day after the end of the Tag-Along Election Period the Tag-Along Seller has not completed the proposed Transfer, the Transfer Notice shall be null and void, and it shall be necessary for a separate Transfer Notice to be delivered, and the terms and provisions of this Section 4 separately complied with, in order to consummate such Transfer pursuant to this Section 4; provided, that such 90 day time period may be extended at the option of the Tag-Along Seller for a reasonable period of time not to exceed an additional 90 days to the extent that the failure to complete the proposed Transfer has resulted from the failure to obtain the necessary Governmental Approvals with respect to the Transfers.

(f)                                    Investor Expenses. The Company will pay the reasonable fees and expenses of legal counsel (and such local counsel as may be appropriate) for the Spectrum Investors, collectively, until such time as the Spectrum Investors collectively cease to hold Investor Shares representing at least 25% of the Initial Investor Shares held by the Spectrum Investors (as may be adjusted for stock splits, stock dividends, recapitalizations, pro-rata selldowns or similar events), and legal counsel (and such local counsel as may be appropriate) for each of the Principal Investors, in connection with any transaction that is the subject of this Section 4.

SECTION 5.                            REGISTRATION RIGHTS

(a)                                  Demand Registrations.

(i)                                     Right to Demand Registration. Subject to the terms of any holdback agreement as provided in Section 5(c) and the limitations provided in this Section 5(a)(i) and Section 5(a)(ii), the Investors shall each have the right at any time following the Effective Time to make a written request of the Company for registration (including a Shelf Registration) with the Securities and Exchange Commission (the “Commission”), under and in accordance with the provisions of the Securities Act, of all or part of the Registrable Stock beneficially owned and held of record by such Investor (each a “Demand Registration” and such Investor, the “Demanding Investor”); provided, that during the first two years following the Effective Time, the consent of at least two of the Principal Investors shall be required prior to any Investor exercising a Demand Registration (it being understood that if the Demanding Investor is a Principal Investor the consent of only one additional Principal Investor shall be required to exercise a Demand Registration); and provided, further, that the Company may defer such Demand Registration for a single period not to exceed 90 days during any one year period if the Board determines in the exercise of its reasonable judgment that to effect such Demand Registration at such time would have a material adverse effect on the Company, including interfering with any pending or potential acquisition, disposition or securities offering of the Company. Within ten (10) days after receipt of the request for a Demand Registration in accordance with this Section 5(a)(i) and Section 5(a)(ii), the Company will send written notice (the “Demand Notice”) of such registration request and its intention to comply therewith to all of the Investors and, subject to Section 5(a)(iii) below, the Company will include in such registration all the Registrable Stock with respect to which the Company has received written requests from any Investor for inclusion therein within twenty (20) Business Days after the date such Demand Notice is received. All requests made pursuant to this Section 5(a)(i) will specify the aggregate quantity of Registrable Stock requested to be registered and will also specify the intended methods of disposition thereof. Upon receipt of a Demand Notice, the Company shall use its commercially reasonable efforts to effect registration of the Registrable Stock to be registered in accordance with the intended method of distribution specified in writing by the Demanding Investor as soon as practicable and to maintain the effectiveness of such registration until the first to occur of (A) the completion of such distribution or (B) ninety (90) days (one-hundred eighty (180) days in the case of a Shelf Registration); provided, however, that if the Company becomes and is at the time of its receipt of a Demand Notice a “well-known seasoned issuer” (as defined in Rule 405 promulgated under the Securities Act) and is eligible to file an “automatic shelf registration statement” (as defined in Rule 405 promulgated under the Securities Act), the Company shall cause any Shelf Registration pursuant to this Section 5 to be effected pursuant to an “automatic shelf registration statement” (as defined in Rule 405 promulgated under the Securities Act). If available to the Company, the Company will effect such registration on Form S-3 or any equivalent or successor form under the Securities Act in which event it shall use its commercially reasonable efforts to maintain the effectiveness of such registration for a period of one-hundred eighty (180) days.

(ii)                                  Number of Demand Registrations. Notwithstanding the foregoing Section 5(a)(i) and subject to the restrictions therein and herein, (A) each of the Principal Investors and the Spectrum Investors shall have the right to an unlimited number of Demand Registrations of their respective Registrable Stock on Form S-3 or any equivalent or successor form under the Securities Act, but no more than two such Demand Registrations shall be effected within any 12 month period, and the right to no more than two Demand Registrations of their respective Registrable Stock on Form S-1 or any equivalent or successor form under the Securities Act and (B) the Investors that are not Principal Investors or Spectrum Investors, as a group, shall have the right to no more than one Demand Registration, which Demand Registration shall be on Form S-3 or any equivalent or successor form under the Securities Act (the “Coinvestor Demand”), and shall have no right to a Demand Registration on Form S-1 or any equivalent or successor form under the Securities Act; provided, however, the Company need not effect a Demand Registration on behalf of any such Investors that are not Principal Investors or Spectrum Investors unless such Investors that are not Principal Investors or Spectrum Investors are requesting a Demand Registration with respect to Registrable Stock with an aggregate price to the public of at least $200 million. The Company shall not be required to cause a registration pursuant to Section 5(a)(i) to be declared effective within a period of 90 days after the date any other Company registration statement was declared effective pursuant to a Demand Registration request or a filing for the Company’s own behalf. A Demand Registration may be withdrawn prior to the filing of the registration statement with respect to such Demand Registration by the Investor that made such Demand Registration request and a registration statement may be withdrawn prior to the effectiveness thereof by the holders of a majority of the Registrable Stock included therein, and, in either such event, such withdrawal shall not be treated as a Demand Registration for purposes of this Section 5(a)(ii). Investors owning a majority of

Registrable Stock with respect to a Coinvestor Demand shall have the right to control all decisions regarding such Coinvestor Demand (including whether to effectuate or terminate such Coinvestor Demand).

(iii)                               Priority on Demand Registrations.  If in any Demand Registration the managing underwriter or underwriters thereof if such registration is underwritten, advise the Company in writing that in its or their reasonable opinion the number of securities proposed to be sold in such Demand Registration exceeds the number that can be sold in such offering without having a material adverse effect on the success of the offering, including an impact on the selling price and other terms of such offering (an “Underwriter Cutback”), the Company will include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters can be sold without having a material adverse effect on the success of the offering, as follows: first, the securities which the Investors, including the Demanding Investor(s) (pro rata among all such Investors on the basis of the relative percentage of Registrable Stock then held by all Investors who have requested that securities owned by them be so included), propose to sell; second, the securities of any additional holders of the Company’s securities eligible to participate in such offering, pro rata among all such Persons on the basis of the relative percentage of such securities then held by each of them; and third, the securities proposed to be sold by the Company in such offering, if any. For purposes of any Underwriter Cutback pursuant to this Section 5(a)(iii), all Registrable Stock proposed to be sold by any Investor shall also include any Registrable Stock proposed to be sold by the partners, retired partners, shareholders or Affiliates of such Investor, or the estates and family members of any such Investor or such partners or retired partners, any trusts for the benefit of any of the foregoing Persons and, at the election of such Investor or such partners, retired partners, trusts or Affiliates, any Charitable Organization to which any of the foregoing shall have contributed Registrable Stock prior to the execution of the underwriting agreement in connection with such Demand Registration, and such Investor and other Persons shall be deemed to be a single selling Investor, and any pro rata reduction with respect to such Investor shall be based upon the aggregate amount of Registrable Stock proposed to be sold by all entities and individuals included in such selling Investor, as defined in this sentence. In the event that there has been no Underwriter Cutback and the managing underwriter or Demanding Investor determines that additional securities of the Company may be sold in any Demand Registration without having a material adverse effect on the success of the offering, the Company may include such securities to be issued and sold by the Company or comparable securities held by Persons other than the Parties.

(iv)                              Selection of Underwriters.  If a Demand Registration is to be an underwritten offering, the holders of a majority of the Registrable Stock to be included in such Demand Registration will select a managing underwriter or underwriters.

(b)                                 Piggyback Registrations. If the Company at any time proposes to register under the Securities Act any Stock or any security convertible into or exchangeable or exercisable for Stock, whether or not for sale for its own account and other than pursuant to a Demand Registration (it being understood that an Investor may include its Registrable Stock in a registration effected pursuant to a Demand Registration in accordance with Section 5(a)), on a form and in a manner which would permit registration of the Registrable Stock held by an Investor for sale to the public under the Securities Act, the Company shall give written notice of the proposed registration to each Investor not later than thirty (30) days prior to the filing thereof. Each Investor shall have the right to request that all or any part of its Registrable Stock be included in such registration. Each Investor can make such a request by giving written notice to the Company within ten (10) Business Days after the receipt of the Company’s notice of the proposed registration; provided, however, that if the registration is an underwritten registration and there is an Underwriter Cutback, the Company will include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters can be sold without having a material adverse effect on the success of the offering, as follows: first, the securities which the Company proposes to sell; second, the Registrable Stock of such Investors, pro rata among all such Investors on the basis of the relative percentage of Registrable Stock then held by all Investors who have requested that Registrable Stock owned by them be so included (it being further agreed and understood, however, that such underwriters shall have the right to eliminate entirely the participation of the Investors); and third, the comparable securities of any additional holders of the Company’s securities (including any such securities held by current or former officers or employees of or consultants to the Company), pro rata among all such holders on the basis of the relative percentage of such securities then held by all such holders who have requested that securities owned by them be so included. For purposes of any Underwriter Cutback pursuant to this Section 5(b), all Registrable Stock proposed to be sold by any Investor shall also include any Registrable Stock proposed to be sold by the partners, retired partners, shareholders or Affiliates of such Investor, or the estates and family members of any such Investor or such partners or retired partners, any trusts for the benefit of any of the foregoing Persons and, at the election of such Investor or such partners, retired partners, trusts or Affiliates, any Charitable Organization to which any of the foregoing shall have contributed Registrable Stock prior to the execution of the underwriting agreement in connection with such underwritten registration, and such Investor and other Persons shall be deemed to be a single selling Investor, and any pro rata reduction with respect to such Investor shall be based upon the aggregate amount of securities proposed to be sold by all entities and individuals included in such selling Investor, as defined in this sentence. Registrable Stock proposed to be registered and sold pursuant to an underwritten offering for the account of any Investor shall be sold to the prospective underwriters, on the terms and subject to the conditions of one or more underwriting agreements negotiated between the holders of Registrable Stock to which such Registration Statement relates, the Company and the prospective underwriters. Any Investor who holds Registrable Stock being registered in any offering shall have the right to receive a copy of the form of underwriting agreement and shall have an opportunity to hold discussions with the lead underwriter of the terms of such underwriting agreement. The Company may withdraw any Registration Statement at any time before it becomes effective, or postpone or terminate the offering of securities, without obligation or liability to any Investor.

(c)                                  Holdback Agreements. Notwithstanding any other provision of this Section 5, each Investor agrees that (if so required by the underwriters in an underwritten offering and provided that such condition is applicable equally to all Investors) it will not (and it shall be a condition to the rights of each Investor under this Section 5 that such Investor does not) offer for Public Sale any Stock during the thirty (30) days before and a period not to exceed ninety (90)

days after the effective date of any Registration Statement filed by the Company in connection with any underwritten Public Sale of Stock (except as part of such underwritten registration or as otherwise permitted by such underwriters); provided, however, that in each case, no Investor shall object to shortening such period if the underwriter agrees that shortening such period would not materially and adversely affect the success of the offering; and provided further, that no Investor shall be released from such restrictions as provided in this Section 5(c) unless all Investors are similarly so released pro rata based upon the relative number of Shares owned at such time.

(d)                                 Expenses. Except as otherwise required by state securities or blue sky laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company and the Investors in connection with any registration under this Section 5 shall be borne by the Company, except that the following expenses shall be borne by the Investors incurring the same:  (i) the costs and expenses of counsel to such Investor to the extent such Investor retains counsel (except the costs of one legal counsel for all Investors to the extent retained, which shall be borne by the Company); (ii) discounts, commissions, fees or similar compensation owing to underwriters, selling brokers, dealer managers or other industry professionals, to the extent relating to the distribution or sale of such Investor’s securities; and (iii) transfer taxes with respect to the securities sold by such Investor.

(e)                                  Registration Procedures. In connection with any registration of Registrable Stock under the Securities Act pursuant to this Agreement, the Company will consult with each Investor whose equity interest is to be included in any such registration concerning the form of underwriting agreement, shall provide to such Investor the form of underwriting agreement prior to the Company’s execution thereof and shall provide to such Investor and its representatives such other documents (including comments by the Commission on the Registration Statement) as such Investor shall reasonably request in connection with its participation in such registration. The Company will furnish each Investor whose Registrable Stock are registered thereunder and each underwriter, if any, with a copy of the Registration Statement and all amendments thereto and will supply each such Investor and each underwriter, if any, with copies of any prospectus included therein (including a preliminary prospectus and all amendments and supplements thereto), in such quantities as may be reasonably necessary for the purposes of the proposed sale or distribution covered by such registration. The Company shall not, however, be required to maintain the Registration Statement effective or to supply copies of a prospectus for a period beyond ninety (90) days after the effective date of such Registration Statement (one-hundred eighty (180) days in the case of a Shelf Registration), or such longer period as is otherwise set forth herein or agreed to by the Company, and, at the end of such period, the Company may deregister any securities covered by such Registration Statement and not then sold or distributed. In the event that the Company prepares and files with the Commission a registration statement on any appropriate form under the Securities Act (a “Registration Statement”) providing for the sale of Registrable Stock held by any Investor pursuant to its obligations under this Section 5, the Company will:

(i)                                     upon filing a Registration Statement or any prospectus related thereto (a “Prospectus”) or any amendments or supplements thereto, furnish to the Investors whose Registrable Stock is covered by such Registration Statement and the underwriters, if any, copies of all such documents;

(ii)                                  prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the ninety (90) day period (one-hundred eighty (180) days in the case of a Shelf Registration) referenced in Section 6(e); cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and, comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

(iii)                               promptly notify the Investors and the managing underwriters, if any, and (if requested by any such Person or entity) confirm such advice in writing, (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission or any state securities commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (E) of the existence of any fact which results in a Registration Statement, a Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(iv)                              use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement;

(v)                                 if requested by the managing underwriters or an Investor, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or the Investors holding a majority of the Registrable Stock being sold by Investors agree should be included therein relating to the sale of such Registrable Stock, including information with respect to the amount of Registrable Stock being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Stock to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(vi)                              furnish to such Investor and each managing underwriter at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(vii)                           deliver to such Investors and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons or entities may reasonably request;

(viii)                        prior to any Public Sale of Registrable Stock, register or qualify or cause to be registered or qualified such Registrable Stock for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Investor or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Stock covered by the applicable Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(ix)                                cooperate with the Investors and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be sold pursuant to such Registration Statement and not bearing any restrictive legends, and enable such Registrable Stock to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Stock to the underwriters;

(x)                                   if any fact described in clause (iii)(E) above exists, prepare a supplement or post-effective amendment to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Stock being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(xi)                                cause all Registrable Stock covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(xii)                             provide and cause to be maintained a transfer agent and registrar for all such Registrable Stock covered by such registration statement not later than the effective date of such registration statement;

(xiii)                          obtain an opinion from the Company’s counsel and a “cold comfort” letter from the Company’s independent auditors in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Investors owning a majority in interest of the Registrable Stock being registered in such offering, and furnish to each Investor participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Investor or underwriter;

(xiv)                         deliver promptly to each Investor participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the

Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Stock covered by such Registration Statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(xv)                            provide a CUSIP number for all Registrable Stock included in such Registration Statement, not later than the effective date of the applicable Registration Statement;

(xvi)                         enter into such agreements (including an underwriting agreement in form reasonably satisfactory to the Company) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Stock, and to the extent required by the underwriter, participate in a road show arranged by the underwriter with investors;

(xvii)                      make available for inspection by a representative of the Investors the Registrable Stock being sold pursuant to such Registration Statement, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Investors or underwriter, all financial and other records, any pertinent corporate documents and properties of the Company reasonably requested by such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons or entities unless disclosure of such records, information or documents is required by court or administrative order;

(xviii)                   otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and relevant state securities commissions, and make generally available to the Investors earning statements satisfying the provisions of Section 12(a) of the Securities Act no later than forty-five (45) days after the end of any 12-month period (or one-hundred twenty (120) days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Registrable Stock of such Investor is sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods; and

(xix)                           take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Stock, including using commercially reasonable efforts to cause appropriate officers and employees to be available, on a customary basis and upon reasonable notice, to meet with prospective investors in presentations, meetings, road shows and due diligence sessions.

(f)                                    Conditions to Investor Rights; Indemnification by Investor. It shall be a condition to each Investor’s rights hereunder to have Registrable Stock owned by it registered that:

(i)                                     such Investor shall cooperate with the Company in all reasonable respects by supplying information and executing documents relating to such Investor or the securities of the Company owned by such Investor in connection with such registration which are reasonably requested by the Company;

(ii)                                  such Investor shall enter into such undertakings and take such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to ensure compliance with federal and state securities laws and the rules or other requirements of the NASD or otherwise to effectuate the offering; and

(iii)                               such Investor shall execute and deliver an agreement to indemnify and hold harmless the Company and each underwriter (as defined in the Securities Act), and each Person or entity, if any, who controls such underwriter within the meaning of the Securities Act, against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which such underwriter or controlling Person or entity may become subject under the Securities Act or otherwise, in such manner as is customary for registrations of the type then proposed and, in any event, comparable in scope to indemnities given by the Company in connection with such registration, but only with respect to information furnished by such Investor in writing and specifically for use in the Registration Statement or Prospectus in connection with such registration and with respect to such Investor’s failure to deliver Prospectuses as required under the Securities Act.

(g)                                 Indemnification and Contribution.

(i)                                     In the event of any registration under the Securities Act of any Registrable Stock of Investors pursuant to this Section 5, the Company hereby covenants and agrees to indemnify and hold harmless each Investor and their respective partners, directors, officers, employees, managers, members, agents, control persons (within the meaning of Section 15 of the Securities Act) and Permitted Transferees disposing of such Registrable Stock (collectively, “Indemnified Persons”) from and against any losses, claims, damages or liabilities, including reimbursement for legal and other expenses to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus contained therein (in the case of any prospectus or preliminary prospectus, in light of the circumstances under which they were made) or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus or preliminary prospectus, in light of the circumstances under which they were made), and shall reimburse, as incurred, the Indemnified Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Investor and furnished to the Company by or on behalf of such Investor specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this Section 5(g)(i) shall not inure to the benefit of any Investor from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable Stock concerned, to the extent that a prospectus relating to such Registrable Stock was required to be delivered by such Investor or underwriter under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Investor results from the fact that there was not sent or given to such Person, at or prior to the written confirmation of the sale of such Registrable Stock to such Person, a copy of the final prospectus if the Company had previously furnished a copy thereof to such Investor; provided, further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Person. The Company shall also indemnify underwriters in connection with a disposition of Registrable Stock by the Investors, and such underwriters’ respective directors, officers and control persons (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the such Investors if requested by a majority of such Investors.

(ii)                                  In the event of any registration under the Securities Act of any Registrable Stock of Investors pursuant to this Section 5, each Investor, severally and not jointly, hereby covenants and agrees to indemnify and hold harmless the Company and its directors, officers, agents and control persons (within the meaning of Section 15 of the Securities Act) from and against any losses, claims, damages or liabilities to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such

Investor and furnished to the Company by or on behalf of such Investor specifically for inclusion therein; and, subject to the immediately preceding limitation, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company, its directors, officers or any of its control persons (within the meaning of Section 15 of the Securities Act).

(iii)                               Promptly after receipt by an indemnified party under this Section 5(g) of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5(g), notify the indemnifying party of the commencement thereof; provided, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (i) or (ii) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (i) or (ii) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5(g) for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (x) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(iv)                              The agreements contained in this Section 5(g) shall survive the sale of the Registrable Stock pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

(v)                                 In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason held to be unenforceable although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to herein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the liable selling holders (including, in each case, that of their respective officers, directors, employees and agents) on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the liable selling holders (including, in each case, that of their respective officers, directors, employees and agents) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the selling holders, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (vi) of this Section 5(g), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

(vi)                              The Company and each holder of Registrable Stock agree that it would not be just and equitable if contribution pursuant to this paragraph (vi) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in paragraph (v) above. Notwithstanding the provisions of this paragraph (vi), in the case of distributions to the public, an indemnifying holder shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Registrable Stock sold by such indemnifying holder and its Affiliated indemnifying holders and distributed to the public were offered to the public exceeds (B) the amount of any damages which such indemnifying holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(h)                                 Rule 144. The Company covenants that it will use commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder. Upon the request of any Investor, the Company will deliver to such Investor a written statement as to whether it has complied with such requirements.

(i)                                     Termination of Registration Rights. Each Investor’s entitlement to registration rights pursuant to this Section 5 shall expire as to any share of Stock upon (A) such share of Stock ceasing to be subject to this Agreement, (B) the sale of such share of Stock pursuant to an effective registration statement, (C) the sale of such share of Stock pursuant to Rule 144, or (D) the date upon which such share of Stock has been Transferred and, in connection therewith, an unlegended stock certificate for such share has been issued and the sale of such share of Stock has been permitted absent registration under the Securities Act.

(j)                                     Delay of Registration. Notwithstanding Section 12(c), no Investor shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 5.

SECTION 6.                            LEGEND ON CERTIFICATES

(a)                                  Legends. To the extent applicable, each certificate representing one or more Shares shall bear each of the following legends until such time as the Shares represented thereby are no longer subject to the provisions hereof or, in the case of clause (i) below, at such time as Rule 144 or any similar exemption under the Securities Act is available for the sale of all such Investor’s shares during a three-month period without registration, without reference to Rule 144(k) under the Securities Act:

(i)                                     “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)                                  “THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXCHANGED UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR EXCHANGE COMPLIES WITH THE PROVISIONS OF THE THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF APRIL [   ], 2007, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND THE STOCKHOLDERS PARTY THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

(iii)                               Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

SECTION 7.                            DURATION OF AGREEMENT

This Agreement shall terminate and be of no further force or effect, except with respect to the provisions set forth in Sections 11 and 12, upon the earlier to occur of (i) the unanimous agreement of the Principal Investors and (ii) the date on which all of the JPMP Investors, the Apollo Investors. Bain Investors, Carlyle Investors, Spectrum Investors and BCS Investors no longer satisfy the conditions necessary to designate at least one director to the Company Board, in each case, pursuant to the provisions of

Section 1(a) hereto. Notwithstanding the foregoing and except as may be otherwise specified herein, in the event that this Agreement is terminated pursuant to clause (ii) of the preceding sentence, the provisions set forth in Sections 5, 6, 7, 10, 11 and 12 shall survive.

SECTION 8.                            INFORMATION RIGHTS

(a)                                  Financial Statements and Other Information.

(i)                                     The Company shall deliver to each Investor:

(A)                              as soon as is available and in any event within thirty (30) days after the end of each month of each fiscal year of the Company, consolidated balance sheets of the Company and any Subsidiary of the Company as of the end of such period, and consolidated statements of income and cash flows of the Company and any Subsidiary of the Company for the period then ended, prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments;

(B)                                as soon as is available and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and any Subsidiary of the Company as of the end of such period, and consolidated statements of income and cash flows of the Company and any Subsidiary of the Company for the period then ended, prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments;

(C)                                as soon as is available and in any event within ninety (90)days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and any Subsidiaries of the Company as of the end of such year, and consolidated statements of income and cash flows of the Company and any Subsidiary of the Company for the year ended prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, together with an auditor’s report thereon of a firm of established national reputation; and

(D)                               to the extent the Company is required by law or pursuant to the terms of any outstanding indebtedness of the Company to prepare such reports, any annual reports, quarterly reports, current reports and other periodic reports pursuant to Section 13 or 15(d) of the Exchange Act, as amended, actually prepared by the Company as soon as available.

(ii)                                  The Company shall inform each Principal Investor in advance, unless otherwise instructed by written notice from such Principal Investor, with respect to any significant corporate actions, including extraordinary dividends or distributions, mergers, acquisitions or dispositions of assets, issuances of significant amounts of debt or equity and material amendments to its certificate of incorporation or bylaws.

(iii)                               From and after the date hereof, the Investors shall not and, in each case, shall cause each of their respective Permitted Transferees and other representatives not to, directly or indirectly, disclose, reveal, divulge or communicate to any Person other than authorized representatives of the Company or use or otherwise exploit for its own benefit or for the benefit of anyone other than the Company, any confidential information obtained pursuant to this Section 8 of or relating to the business conducted by the Company, unless (i) compelled to disclose by judicial or administrative process or by other requirements of law or governmental authorities or (ii) disclosed in an action brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder; provided, however, that in the event disclosure is required by applicable law, the Investors shall, to the extent reasonably possible, provide the Company with prompt notice of such requirement prior to making any disclosure so that the Company may seek an appropriate protective order. For purposes of this Section 8(a)(iii), “confidential information” does not include, and there shall be no obligation hereunder with respect to, information that (i) is generally available to the public on the date of this Agreement or (ii) becomes generally available to the public other than as a result of a disclosure not otherwise permissible thereunder.

(b)                                 Other Information. The Company and any Subsidiary of the Company shall provide to each Principal Investor, and as applicable create and/or generate, any information as a Principal Investor may reasonably request, including true and correct copies of all documents, reports, financial data and other information.

SECTION 9.                            REGULATORY MATTERS

(a)                                  Cooperation of Other Stockholders. Each Investor agrees to cooperate with the Company in all reasonable respects in complying with the terms and provisions of the letter agreement between the Company and the JPMP Investors, a copy of which is attached hereto as Exhibit B, regarding regulatory matters (the “Second Amended and Restated Regulatory Sideletter”), including voting to approve amending the Company Charter, the Company’s bylaws or this Agreement in a manner reasonably acceptable to the Parties and the JPMP Investors entitled to make such request pursuant to the Second Amended and Restated Regulatory Sideletter in order to remedy a Regulatory Problem (as defined in the Second Amended and Restated Regulatory Sideletter).

(b)                                 Covenant Not to Amend. The Company and each Party agrees not to amend or waive the voting or other provisions of the Company Charter, the Company’s bylaws, this Agreement if such amendment or waiver would cause the JPMP Investors to have a Regulatory Problem. The JPMP Investors agree to notify the Company as to whether or not it would have a Regulatory Problem promptly after the JPMP Investors have notice of such amendment or waiver.

(c)                                  Exception. Anything contained in this Section 9 to the contrary notwithstanding, no Investor shall be required under this Section 9 to take any action or abstain from taking any action that would adversely affect such Investor’s investment in the Company or reasonable expectations related to the transactions contemplated by such investment.

SECTION 10.                     EFFECTIVENESS OF AGREEMENT

This Agreement shall become effective at the Effective Time. Prior to the Effective Time, this Agreement shall have no force or effect, and no Investor shall have any rights, obligations or claims against or with respect to the Company or any other Investor pursuant to this Agreement (it being understood and agreed that prior to the Effective Time the Initial Stockholders Agreement shall remain in full force and effect).

SECTION 11.                     DEFINITIONS

(a)                                  As used in this Agreement, the following terms have the following meanings:

“3% Owner” has the meaning set forth in the definition of Independent Third Party below.

“Affiliate” means with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, CSFB Strategic Partners Holdings II, L.P., on the one hand, and CSFB Credit Opportunities Fund (Helios), L.P., on the other hand, shall not be deemed to be Affiliates of each other.

“Affiliated Fund” means, with respect to any specified Person, an investment fund that is an Affiliate of such Person (including entities investing solely on behalf of the Investor or such fund) or an entity that is directly or indirectly wholly-owned by such Investor or one or more of such funds (other than a portfolio company of any such fund).

“Agreement” has the meaning set forth in the preamble.

“Amended Drag-Along Notice” has the meaning set forth in Section 3(b).

“Apollo Designee” has the meaning set forth in Section 1(a)(ii)(B).

“Apollo Fund V” has the meaning set forth in the preamble.

“Apollo German Partners” has the meaning set forth in the preamble.

“Apollo Investors” has the meaning set forth in the preamble.

“Apollo Netherlands V(A)” has the meaning set forth in the preamble.

“Apollo Netherlands V(B)” has the meaning set forth in the preamble.

“Apollo Overseas” has the meaning set forth in the preamble.

“Approving Principal Investor Parties” has the meaning set forth in the definition of Requisite Stockholder Majority below.

“Audit Committee” has the meaning set forth in Section 1(d)(ii).

“Bain Designee” has the meaning set forth in Section 1(a)(ii)(C).

“Bain Investors” has the meaning set forth in the preamble.

“BCS Designee” has the meaning set forth in Section 1(a)(ii)(F).

“BCS Investors” has the meaning set forth in the preamble.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

“Carlyle Designee” has the meaning set forth in Section 1(a)(ii)(D).

“Carlyle Investors” has the meaning set forth in the preamble.

“Charitable Organization” means a charitable organization as described by Section 501(c)(3) or any successor provision of the Internal Revenue Code of 1986, as in effect from time to time.

“Class I” has the meaning set forth in Section 1(c).

“Class II” has the meaning set forth in Section 1(c).

“Class III” has the meaning set forth in Section 1(c).

“Class A Common Stock” has the meaning set forth in the recitals.

“Class L Common Stock” has the meaning set forth in the recitals.

“Class N Common Stock” has the meaning set forth in the recitals.

“Coinvestor Demand” has the meaning set forth in Section 5(a)(ii).

“Commission” has the meaning set forth in Section 5(a)(i).

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preamble.

“Company Charter” means the amended and restated certificate of incorporation of the Company as in effect as of the Effective Time.

“Company Sale” means any one of the following:  (i) a change in the ownership or control of the Company effected through a transaction or series of transactions (including by way of merger, consolidation, business combination or similar transaction involving the Company or any of its Subsidiaries) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than fifty percent (50%) of the Stock then outstanding, or of securities of the Company (or options, rights or warrants to purchase or securities convertible into or exchangeable for such securities) possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding, in either case immediately after such transaction or series of transactions; or (ii) the sale, lease, transfer, conveyance or other disposition (other than by way of a transaction that would not be deemed a Company Sale pursuant to clause (i) above), in one or a series of related transactions, of all or substantially all of the assets of the Company, or the Company and its Subsidiaries taken as a whole, to any “person” (as defined above).

“Compensation Committee” has the meaning set forth in Section 1(d)(ii).

“Competitive Opportunity” has the meaning set forth in Section 12(b).

“Controlled Company Disqualification” means the first anniversary following the first date on which the Company ceases to qualify as a “controlled company” as defined under the New York Stock Exchange Listed Company Manual Section 303A.00 (Corporate Governance Requirements).

“Convertible Securities” means any evidence of indebtedness, shares of stock or other securities (other than Options or Warrants) which are directly or indirectly convertible into or exchangeable or exercisable for shares of Stock.

“Demand Notice” has the meaning set forth in Section 5(a)(i).

“Demand Registration” has the meaning set forth in Section 5(a)(i).

“Demanding Investor” has the meaning set forth in Section 5(a)(i).

“Drag-Along Notice” has the meaning set forth in Section 3(b).

“Drag-Along Sellers” has the meaning set forth in Section 3(a).

“Drag-Along Transferee” has the meaning set forth in Section 3(a).

“Effective Time” means the time and date of the consummation of the Initial Public Offering.

“Eligible Shares” has the meaning set forth in Section 4(b).

“Equivalent Shares” means, at any date of determination, (a) as to any outstanding shares of Stock, such number of shares of Stock, (b) as to any outstanding Options, Warrants or Convertible Securities, the maximum number of shares of Stock for which or into which such Options, Warrants or Convertible Securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstances in connection with which the number of Equivalent Shares is to be determined) and (c) in respect of any Subsidiary of the Company, (i) as to any outstanding shares of stock of any Subsidiary of the Company, such number of shares of stock or (ii) as to any outstanding options, warrants or convertible securities, the maximum number of shares of stock of any Subsidiary of the Company for which or into which such options, warrants or convertible securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstances in connection with which the number of Equivalent Shares is to be determined).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations in effect thereunder.

“Exit Sale” has the meaning set forth in Section 3(a).

“First Independent Director” has the meaning set forth in Section 1(a)(ii)(H).

“Ginger” has the meaning set forth in the preamble.

“Governmental Approval” means, with respect to any Transfer of Shares, any consent or other action by, or filing with, any governmental authority required in connection with such Transfer and the expiration or early termination of any applicable statutory waiting period in connection with such action or filing.

“Indemnitees” has the meaning set forth in Section 12(r).

“Indemnified Liabilities” has the meaning set forth in Section 12(r).

“Indemnified Persons” has the meaning set forth in Section 5(g)(i).

“Independent Director” has the meaning set forth in Section 1(a)(ii)(H).

“Independent Third Party” means any Person who, immediately prior to the contemplated transaction, (i) does not own, either directly or through one or more intermediaries, in excess of 3% of the Shares (any Person owning in excess of 3% of the Shares being referred to herein as a “3% Owner”) and (ii) is not an Affiliate of any such 3% Owner.

“Initial Investor Shares” means that number of Shares held by an Investor immediately following the Effective Time, as the same may be adjusted for stock splits, stock dividends, recapitalizations, pro-rata sell-downs or similar events.

“Initial Public Offering” has the meaning set forth in the Recitals.

“Initial Stockholders Agreement” has the meaning set forth in the preamble.

“Investor” or “Investors” means each of the JPMP Investors, the Apollo Investors, the Other AMC Investors, the Carlyle Investors, the Bain Investors, the Spectrum Investors and any other subsequent holder of Shares who becomes an Investor bound by the terms of this Agreement in accordance with the terms of this Agreement.

“JPMP BHCA” has the meaning set forth in the preamble.

“JPMP Cayman” has the meaning set forth in the preamble.

“JPMP Cayman II” has the meaning set forth in the preamble.

“JPMP Designee” has the meaning set forth in Section 1(a)(ii)(A).

“JPMP Global” has the meaning set forth in the preamble.

“JPMP Investors” has the meaning set forth in the preamble.

“JPMP AMC/Selldown II” has the meaning set forth in the preamble.

 “JPMP Selldown” has the meaning set forth in the preamble.

“JPMP Selldown II” has the meaning set forth in the preamble.

“JPMP Selldown II-C” has the meaning set forth in the preamble.

 “JPMP/Apollo Investors” has the meaning set forth in the preamble.

“Litigation” has the meaning set forth in Section 12(e).

“Luke” has the meaning set forth in the preamble.

“Management Designee” has the meaning set forth in Section 1(a)(ii)(G).

“Management Shares” has the meaning set forth in Section 4(b).

“Management Stockholder” has the meaning set forth in the recitals.

“Management Stockholders Agreement” has the meaning set forth in the recitals.

“Necessary Action” means, with respect to a specified result, all actions (to the extent permitted by applicable law) necessary to cause such result, including (i) voting or providing written consent or proxy with respect to any Shares, (ii) calling and attending meetings in person or by proxy for purposes of obtaining a quorum and causing the adoption of stockholders’ resolutions and amendments to the Company’s Third Amended and Restated Certificate of Incorporation or Bylaws, (iii) executing agreements and instruments and (iv) making, or causing to be made, all filings, registrations or similar actions that are required to achieve such result.

“Nominating and Corporate Governance Committee” has the meaning set forth in Section 1(d)(ii).

“Non-Selling Investor” has the meaning set forth in Section 4(a).

“Offered Shares” has the meaning set forth in Section 2(b).

“Opposing Principal Investor Parties” has the meaning set forth in the definition of Requisite Stockholder Majority below.

“Options” means any options to subscribe for, purchase or otherwise directly acquire Stock, other than any such option held by the Company or any right to purchase shares pursuant to this Agreement.

“Original Certificate of Incorporation” has the meaning set forth in the recitals.

“Other AMC Investors” has the meaning set forth in the preamble.

“Party” and “Parties” has the meaning set forth in the preamble.

“Percentage Interest” means the number of shares of Stock owned by an Investor, divided by the aggregate outstanding shares of Stock of the Company owned by the Investors, expressed as a percentage.

“Permitted Transfer” means:  (i) a Transfer approved by the Requisite Stockholder Majority, (ii) a Transfer to an Affiliated Fund of such Investor; provided such transferee remains at all times an Affiliated Fund of such transferor following the Transfer; (iii) a Transfer by any Investor as a distribution to its partners, members or stockholders solely in connection with contributions to one or more Charitable Organizations, or a Transfer by any Investor directly to one or more Charitable Organizations, in each case that, in the aggregate when taken together with any and all such Transfers to one or more partners, members, stockholders or Charitable Organizations, shall not exceed 20% of the Initial Investor Shares held by such Investor; (iv) a Transfer made by a JPMP Investor pursuant to and in accordance with the Amended and Restated Regulatory Sideletter; or (v) a Transfer made pursuant to the registration rights as set forth in Section 5; provided that such transferee, in the case of clauses (i), (ii) and (iv) above shall agree in writing with the Parties to be bound by, and to comply with, all applicable provisions of and to be deemed to be an Investor for purposes of this Agreement; provided, further, that such transferee in the case of clause (iv) above shall agree in writing with the parties to be bound by, and to comply with this Agreement other than Section 9. For the avoidance of doubt, (A) any Permitted Transfer made pursuant to clause (i) of this definition is subject to the provisions of Section 4, and (B) a transferee of Shares may, but shall not be required to (unless otherwise provided above), agree in writing with the Parties to be bound by, and to comply with, all applicable provisions of and to be deemed to be an Investor for purposes of this Agreement.

“Permitted Transferee” means any Person who acquires Shares pursuant to clauses (i) and (ii) of the definition of Permitted Transfer.

“Person” includes any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

“Principal Investor” means any one of (i) the JPMP Investors, collectively, (ii) the Apollo Investors, collectively, (iii) the Carlyle Investors, collectively, and (iv) the Bain Investors, collectively; provided, however, that any such Principal Investor shall cease to be a Principal Investor at such time as such Principal Investor ceases to hold Shares representing at least 25% of the Initial Investor Shares held by such Principal Investor (in each case, as may be adjusted for stock splits, stock dividends, recapitalizations, pro-rata selldowns or similar events). For the avoidance of doubt, so long as there are two or more Principal Investors, references in this Agreement to “Principal Investors” shall mean all Principal Investors then remaining, and if at any time there is only one Principal Investor, references in this Agreement to “the Principal Investors” or “each Principal Investor” shall mean that sole Principal Investor then remaining.

“Prospectus” has the meaning set forth in Section 5(e)(i).

“Public Sale” means a Transfer pursuant to (i) a bona fide public offering pursuant to an effective registration statement filed under the Securities Act or (ii) Rule 144 (other than in a privately negotiated sale); it being understood that the provisions of Section 4 shall apply to transfers made by an Investor in a “block trade.”

“Registrable Stock” means with respect to any Investor, all Stock held by such Investor, including any Stock received, directly or indirectly, with respect to or in exchange of, or substitution for or conversion of such Stock, including by way of dividend or distribution, recapitalization, merger, consolidation or other reorganization, other than Stock (i) sold by an Investor in a transaction in which such Investor’s rights under this Agreement are not assigned, (ii) sold pursuant to an effective registration statement under the Securities Act or (iii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act (including transactions under Rule 144) so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

“Registration Statement” has the meaning set forth in Section 5(e).

“Regulatory Problem” has the meaning set forth in the Second Amended and Restated Regulatory Side letter.

“Related Holder” has the meaning set forth in the definition of Specified Holder below.

“Required Sellers” has the meaning set forth in Section 3(a).

“Requisite Stockholder Majority” means, at the time of approval or consent: (a) the consent of three of the Principal Investors so long as there are four Principal Investors, provided, however, if two of the Principal Investors (the “Approving Principal Investor Parties”) consent to the exercise of any right or the taking of any action but the other two Principal Investors (the “Opposing Principal Investor Parties”) do not consent to the exercise of such right or the taking of such action and (i) a JPMP/Apollo Investor is an Approving Principal Investor Party and another JPMP/Apollo Investor is an Opposing Principal Investor Party, (ii) a BCS Investor is an

Approving Principal Investor Party and another BCS Investor is an Opposing Principal Investor Party, and (iii) the Spectrum Investors hold Shares representing at least 25% of the Initial Investor Shares held by the Spectrum Investors, then the “Requisite Stockholder Majority” shall mean the consent of the Approving Principal Investor Parties plus the consent of the Spectrum Investors; (b) the consent of two of the Principal Investors, so long as there are two or three Principal Investors; (c) the consent of one Principal Investor, so long as there is only one Principal Investor; or (d) the consent of holders of a majority of the issued and outstanding shares of Common Stock, voting together, so long as there is no Principal Investor. For the avoidance of doubt, for purposes of determining the Requisite Stockholder Majority, the taking of any action or the exercise of any right (including the granting of any consent or approval) by any Principal Investor or by the Spectrum Investors shall be determined by the holders of a majority of the Shares held by such Principal Investor or the Spectrum Investors (as applicable).

“Rule 144” means Rule 144, or any successor thereto, promulgated under the Securities Act.

“Scarlett” has the meaning set forth in the preamble.

“Second Amended and Restated Regulatory Sideletter” has the meaning set forth in Section 10(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder.

“Shares” means (a) all shares of Stock, whenever issued, including all shares of Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities (treating such Options, Warrants and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein).

“Shelf Registration” shall mean a registration which covers the Registrable Stock requested to be included therein pursuant to the provisions of Section 5(a)(i) on an appropriate form or any similar successor or replacement form pursuant to Rule 415 of the Securities Act, and which form shall be available for the sale of the Registrable Stock in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Specified Holder” means an Investor whose sale of Shares pursuant to Rule 144 would be subject to aggregation with another Investor (such other Investor being a “Related Holder”).

“Spectrum Designee” has the meaning set forth in Section 1(a)(ii)(E).

“Spectrum Investors” has the meaning set forth in the recitals.

“Stock” means Common Stock, together with any other classes or series of equity securities of the Company.

“Subsidiary” or “Subsidiaries” of any Person means any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other Person), owns, directly or indirectly, 50% or more of the stock or other equity interests which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

“Successor Entity” has the meaning set forth in Section 12(k).

“Tag-Along Election Period” has the meaning set forth in Section 4(b).

“Tag-Along Rights” has the meaning set forth in Section 4(b).

“Tag-Along Seller” has the meaning set forth in Section 4(a).

“Tag-Along Transferee” has the meaning set forth in Section 4(b).

“Transfer” means a transfer, sale, assignment, pledge, hypothecation or other disposition or exchange, including any Transfer of a voting or economic interest in securities or other property; and “Transferring” or “Transferred” have correlative meanings.

“Transfer Notice” has the meaning set forth in Section 2(b).

“Underwriter Cutback” has the meaning set forth in Section 5(a)(iii).

“Warrants” means any warrants to subscribe for, purchase or otherwise directly acquire Stock or Convertible Securities.

(b)                                 Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (v) the word “including” shall mean “including, without limitation”, (vi) each defined term has its defined meaning throughout this Agreement, whether the definition of such term appears before or after such term is used, and (vii) the word “or” shall be disjunctive but not exclusive.

(c)                                  References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

(d)                                 References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

SECTION 12.                     MISCELLANEOUS

(a)                                  Successors, Assigns and Transferees. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party, in whole or in part, (whether by operation of law, stock sale, merger, consolidation or otherwise), without the prior written consent of the Parties, and any attempt to make such assignment without such written consent shall be null and void. Notwithstanding the foregoing, a Party may assign its rights, interests and obligations hereunder to a transferee of Shares hereunder without obtaining the prior written consent of the Parties solely in connection with Transfers of Shares to a Permitted Transferee made in compliance with the provisions of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, heirs, legatees, successors, and permitted assigns and any other Permitted Transferee of Shares hereunder and shall also apply to any Shares acquired by Investors after the date hereof.

(b)                                 Competitive Opportunity. If any Investor or any of its Affiliates acquires knowledge of a potential transaction or matter which may be an investment or business opportunity or prospective economic or competitive advantage in which the Company could have an interest or expectancy, in each case, in a jurisdiction other than in the United States of America (a “Competitive Opportunity”) or otherwise is then exploiting any Competitive Opportunity, the Company shall have no interest in, and no expectation that, such Competitive Opportunity be offered to it, any such interest or expectation being hereby renounced so that each Investor (other than any such Investor who is bound by any employment, consulting or noncompetition agreements that prohibit such actions) shall (i) have no duty to communicate or present such Competitive Opportunity to the Company and (ii) have the right to hold any such Competitive Opportunity for such Investor’s (and its agents’, partners’ or affiliates’) own account and benefit or to recommend, assign or otherwise transfer or deal in such Competitive Opportunity to Persons other than the Company or any Affiliate of the Company.

(c)                                  Specific Performance. Each Party, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of each other Party’s obligations under this Agreement, and each Party agrees to waive any requirement for the security or posting of any bond in connection with such remedy. The Parties agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(d)                                 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws, and not the law of conflicts which would result in the application of the laws of another jurisdiction, of the State of Delaware.

(e)                                  Submission to Jurisdiction; Waiver of Jury Trial. Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and of the United States of America sitting in Delaware for any action, proceeding or investigation in any court or before any governmental authority (“Litigation”) arising out of or relating to this Agreement, (and agrees not to commence any Litigation relating thereto except in such court), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective notice address, as provided for in this Agreement, shall be effective service of process for any Litigation brought against it in any such court. Each of the Parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the Court of Chancery of the State of Delaware or the United States of America sitting in Delaware and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum. Each of the Parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

(f)                                    Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(g)                                 Notices. All notices, requests or consents provided for or permitted to be given under this Agreement shall be in writing and shall be given either by depositing such writing in the United States mail, addressed to the recipient, postage paid and certified with return receipt requested, or by depositing such writing with a reputable overnight courier for next day delivery, or by delivering such writing to the recipient in person, by courier or by facsimile transmission. A notice, request or consent given under this Agreement shall be deemed received when actually received if personally delivered, when transmitted, if transmitted by facsimile with electronic confirmation, the day after it is sent, if sent for next day delivery and upon receipt, if sent by mail. All such notices, requests and consents shall be delivered as follows:

(i)                                     if to the Company, addressed to it at:

AMC Entertainment Inc.

920 Main Street
Kansas City, MO 64105
Fax:                           (816) 480-4700
Attn:                    Kevin M. Connor

with a copy to:

O’Melveny & Myers LLP

Times Square Tower

7 Times Square

New York, NY 10036

Fax: (212) 326-2061

Attn: Monica Thurmond

(ii)                                  if to the JPMP Investors, addressed as follows:

J.P. Morgan Partners (BHCA), L.P. and affiliated funds

c/o CCMP Capital Advisors, LLC

245 Park Avenue

16th Floor

New York, New York 10167

Fax:   (212) 899-3511

Attn:  Michael R. Hannon

          Stephen P. Murray

with a copy to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Fax: (212) 751-4864

Attn:  David S. Allinson

(iii)                               if to the Apollo Investors, addressed as follows:

Apollo Management, L.P.

9 West 57th Street

43rd Floor

New York, New York 10019

Fax:    (212) 515-3262

Attn:    Marc Rowan

            Aaron Stone

            Stan Parker

with a copy to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Fax: (212) 751-4864

Attn:  David S. Allinson

(iv)  If to the Bain Investors, addressed as follows:

c/o Bain Capital, LLC

111 Huntington Avenue

Boston, Massachusetts 02199

Facsimile:  (617) 516-2010

Attention:                                         John Connaughton

                                                                                                Phil Loughlin

with a copy to:

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Facsimile:  (617) 951-7050

Attention:  R. Newcomb Stillwell

 Howard S. Glazer

 Jane D. Goldstein

(v)  If to the Carlyle Investors, addressed as follows:

c/o The Carlyle Group

520 Madison Avenue, 42nd Floor

New York, New York 10022

Facsimile:  (212) 381-4901

Attention:  Michael Connelly

 Eliot P. S. Merrill

with a copy to:

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Facsimile:  (617) 951-7050

Attention:  R. Newcomb Stillwell

 Howard S. Glazer

 Jane D. Goldstein

(vi)  If to the Spectrum Investors, addressed as follows:

c/o Spectrum Equity Investors

333 Middlefield Road

Suite 200

Menlo Park, CA 94025

Facsimile:  (415) 464-4601

Attention:  Brion Applegate

 Benjamin Coughlin

with a copy to:

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Facsimile:  (617) 951-7050

Attention:  R. Newcomb Stillwell

 Howard S. Glazer

 Jane D. Goldstein

and

(vii) if to any Other AMC Investor, in accordance with the address of each such Other AMC Investor on Schedule 1 hereto and if to any other Investor, in accordance with the address of each such other Investor on the signature pages attached hereto.

(h)                                 Recapitalization, Exchange, Etc. Affecting the Company’s Shares. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all Shares of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, conversion to a corporation or otherwise) that may be issued in respect of, in exchange for, or in substitution of, the Shares and shall be appropriately adjusted for any dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

(i)                                     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

(j)                                     Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

(k)                                  Amendment. This Agreement may be amended, modified or extended, and the provisions hereof may be waived, only by a written agreement approved by the Requisite Stockholder Majority; provided, that (x) the written consent of each other Party or Parties shall be required for any such amendment, modification, extension or waiver that disproportionately affects in any material and adverse manner such Party or Parties or their rights or obligations hereunder relative to the other Parties, and (y) so long as there exists at least one Principal Investor, the written consent of Investors that are not Principal Investors owning at least a majority of then outstanding Shares owned by Investors that are not Principal Investors shall also be required for any such amendment, modification, extension or waiver that disproportionately affects in any material and adverse manner such Investors that are not Principal Investors, as a group, or their rights or obligations hereunder relative to the Principal Investors. At any time hereafter, Persons acquiring Shares in compliance with the provisions of this Agreement may be made parties hereto by executing a signature page in the form attached as Exhibit A hereto, which signature page shall be countersigned by the Company and shall be attached to this Agreement and become a part hereof without any further action of any other Party hereto. Except as otherwise provided herein, in the event that (A) the Company or any successor or assign consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, (B) the Company or any successor or assign transfers all or substantially all of its properties and assets to any Person, or (C) a sale of the Company is consummated pursuant to Section 3 and the Investors receive non-publicly traded equity securities in connection with such transaction, then in the case of either (A) or (B), proper provision shall be made and all Investors shall execute such documents and agreements as reasonably requested by the Principal Investors so that this Agreement shall be given full force and effect with respect to such surviving corporation or entity or such Person that acquires all or substantially all of the properties and assets of the Company or any successor or assign (any such surviving corporation, entity or Person, a “Successor Entity”), as the case may be, and the rights and obligations of each Party hereto shall continue in full force and effect such that each Party shall have the same rights and obligations with respect to the applicable Successor Entity and its securities as it has with respect to the Company and the Shares, and in the case of (C) proper provision shall be made and all Investors shall execute such documents and agreement as reasonably requested by the Principal Investors so that the provisions of Section 2, Section 3 and Section 4 shall survive (as may be amended as reasonably determined by the Principal Investors) with respect to such non-publicly traded equity securities.

(l)                                     Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to any Investor of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise, repurchase or cancellation of any Shares.

(m)                               Integration. This Agreement, the Management Stockholders Agreement, the Second Amended and Restated Regulatory Sideletter and any side letters by any Investor or group of Investors, on the one hand, and the Company, on the other hand, regarding board observer and other management rights, constitute the entire agreement among the Parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto, including the Initial Stockholders Agreement and Exhibit C to the Merger Agreement.

(n)                                 Further Assurances. In connection with this Agreement and the transactions contemplated thereby, each Investor shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and such transactions.

(o)                                 No Strict Construction. This Agreement shall be deemed to be collectively prepared by the Parties, and no ambiguity herein shall be construed for or against any Party based upon the identity of the author of this Agreement or any provision hereof.

(p)                                 No Third Party Beneficiaries.Neither this Agreement, nor any provision contained herein, shall create a third-party beneficiary relationship or otherwise confer any right, entitlement or benefit upon any Person other than the Parties to this Agreement and their permitted assigns.

(q)                                 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Investor covenant, agree and acknowledge that no recourse under this Agreement or any document or instrument delivered in connection with this Agreement shall be had against any current or future director, officer, employee, agent, general or limited partner or member of any Investor or any Affiliate or assignee thereof, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed upon or otherwise be incurred by any current or future director, officer, employee, agent, general or limited partner or member of any Investor or any Affiliate or assignee thereof, as such, for any obligation of any Investor under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(r)                                    Indemnification.   The Company hereby covenants and agrees to indemnify, exonerate and hold each of the JPMP/Apollo Investors and BCS Investors, and each of their respective partners, shareholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents and each of the partners, shareholders, members, Affiliates, directors, officers, fiduciaries, trustees, managers, controlling Persons, employees and agents of each of the foregoing (collectively, the “Indemnitees”) free and harmless from and against any and all actions, causes of action, suits, claims, liabilities, losses, damages and costs and out-of-pocket expenses in connection therewith (including reasonable attorneys’ fees and expenses) incurred by any of the Indemnitees before or after the date of this Agreement (collectively, the “Indemnified Liabilities”), as a result of, arising out of, or in any way relating to (i) this Agreement, the Initial Public Offering and any other transaction to which the Company is a party or any other circumstance with respect to the Company (other than any such Indemnified Liabilities to the extent that such Indemnified Liabilities arise out of any breach by such Indemnitee or its associated or affiliated Indemnitees or other related Persons as determined by a court of competent jurisdiction in a final nonappealable judgment of this Agreement or any other agreements or instruments to which such Indemnitee is or becomes a party or otherwise becomes bound) or (ii) operations of, or services provided by any of the Indemnitees to, the Company from time to time; provided that the foregoing indemnification rights shall not be available to the extent that any such Indemnified Liabilities arose on account of such Indemnitee’s gross negligence or willful misconduct, and further provided that, if and to the extent that the foregoing undertaking may be unavailable or unenforceable for any reason, the Company hereby agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The rights of any Indemnitee to indemnification hereunder will be in addition to any other rights any such Person may have under any other agreement or instrument referenced above or any other agreement or instrument to which such Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation. None of the Indemnitees shall in any event be liable to the Company for any act or omission suffered or taken by such Indemnitee that does not constitute gross negligence or willful misconduct. The Company agrees to pay or reimburse each of the JPMP/Apollo Investors and each of the BCS Investors for all reasonable costs and expenses (including reasonable attorneys fees, charges, disbursement and expenses) incurred by such Investor in connection with (i)  any amendment, supplement, modification or waiver of or to any of the terms or provisions of this Agreement, (ii) the consent of such Investor to any departure by the Company or any of its Subsidiaries from the terms of any provision of this Agreement and (iii) the enforcement by such Investor of any right granted to it or provided for hereunder.

(s)                                  Amendment and Restatement. At the Effective Time, this Agreement shall amend and restate the Initial Stockholders Agreement in its entirety.

(t)                                    Termination of Management Stockholders Agreement. The parties hereto agree that, effective as of the Effective Time, the Management Stockholders Agreement shall be terminated and of no further force or effect without any further action on the part of any party, and each party thereto hereby releases each other party thereto from all rights and obligations under the Management Stockholders Agreement effective as of the Effective Time.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Second Amended and Restated Stockholders Agreement as of the date first above written.

AMC ENTERTAINMENT INC.

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

J.P. MORGAN PARTNERS (BHCA), L.P.

BY: JPMP MASTER FUND MANAGER, L.P.,
ITS GENERAL PARTNER
BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER
BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER
BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER
BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN), L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER
BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN) II, L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER
BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:
Name:
Title:

JPMP GLOBAL FUND/AMC/SELLDOWN II, L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,

Third Amended and Restated Stockholders Agreement

ITS GENERAL PARTNER
BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN) II-C, L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER
BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:
Name:
Title:

AMCE (GINGER), L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER
BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:
Name:
Title:

AMCE (LUKE), L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER
BY: JPMP CAPITAL CORP.,

Third Amended and Restated Stockholders Agreement

ITS GENERAL PARTNER

By:
Name:
Title:

AMCE (SCARLETT), L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
ITS GENERAL PARTNER
BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

APOLLO INVESTMENT FUND V, L.P.

BY: APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER
BY: APOLLO CAPITAL MANAGEMENT V, INC.
ITS GENERAL PARTNER

By:
Name:
Title:

APOLLO OVERSEAS PARTNERS V, L.P.

BY: APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER
BY: APOLLO CAPITAL MANAGEMENT V, INC.
ITS GENERAL PARTNER

By:
Name:
Title:

APOLLO NETHERLANDS PARTNERS V(A), L.P.

BY: APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER
BY: APOLLO CAPITAL MANAGEMENT V, INC.
ITS GENERAL PARTNER

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

APOLLO NETHERLANDS PARTNERS V(B), L.P.

BY: APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER
BY: APOLLO CAPITAL MANAGEMENT V, INC.
ITS GENERAL PARTNER

By:
Name:
Title:

APOLLO GERMAN PARTNERS V GMBH & CO KG

BY: APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER
BY: APOLLO CAPITAL MANAGEMENT V, INC.
ITS GENERAL PARTNER

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

BAIN CAPITAL (LOEWS) I, LLC

BY: BAIN CAPITAL (LOEWS) L, L.L.C.,
ITS ADMINISTRATIVE MEMBER
BY: BAIN CAPITAL HOLDINGS (LOEWS) I, L.P.,
ITS ADMINISTRATIVE PARTNER
BY: BAIN CAPITAL PARTNERS VII, L.P.,
ITS GENERAL PARTNER
BY: BAIN CAPITAL INVESTORS, LLC,
ITS GENERAL PARTNER

By:
John Connaughton
Managing Director

BAIN CAPITAL AIV (LOEWS) II, L.P.

BY: BAIN CAPITAL PARTNERS VIII, L.P.,
ITS GENERAL PARTNER
BY: BAIN CAPITAL INVESTORS, LLC,
ITS GENERAL PARTNER

By:
John Connaughton
Managing Director

Third Amended and Restated Stockholders Agreement

CARLYLE PARTNERS III LOEWS, L.P.

BY: TC GROUP III, L.P.,
ITS GENERAL PARTNER
BY: TC GROUP III, L.L.C.,
ITS GENERAL PARTNER
BY: TC GROUP, L.L.C.,
ITS MANAGING MEMBER
BY: TCG HOLDINGS, L.L.C.,
ITS MANAGING MEMBER

Name:	Michael J. Connelly
Title:	Managing Director

CP III COINVESTMENT, L.P.

BY: TC GROUP III, L.P.,
IT GENERAL PARTNER
BY: TC GROUP III, L.L.C.,
ITS GENERAL PARTNER
BY: TC GROUP, L.L.C.,
ITS MANAGING MEMBER
BY: TCG HOLDINGS, L.L.C.,
ITS MANAGING MEMBER

Name:	Michael J. Connelly
Title:	Managing Director

Third Amended and Restated Stockholders Agreement

SPECTRUM EQUITY INVESTORS IV, L.P.

BY: SPECTRUM EQUITY ASSOCIATES IV, L.P.,
ITS GENERAL PARTNER

Name:	Brion B. Applegate
Title:	General Partner

SPECTRUM EQUITY INVESTORS PARALLEL IV, L.P.

BY: SPECTRUM EQUITY ASSOCIATES IV, L.P.,
ITS GENERAL PARTNER

Name:	Brion B. Applegate
Title:	General Partner

SPECTRUM IV INVESTMENT MANAGERS’ FUND, L.P.

Name:	Brion B. Applegate
Title:	General Partner

Third Amended and Restated Stockholders Agreement

WESTON PRESIDIO CAPITAL IV, L.P.

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

WPC ENTREPRENEUR FUND II, L.P.

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

SSB CAPITAL PARTNERS (MASTER FUND) I, L.P.

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

CAISSE DE DEPOT ET PLACEMENT DU QUEBEC

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

CO-INVESTMENT PARTNERS, L.P.

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

CSFB STRATEGIC PARTNERS HOLDINGS II, L.P.

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

CSFB STRATEGIC PARTNERS PARALLEL HOLDINGS II, L.P.

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

GSO CREDIT OPPORTUNITIES FUND (HELIOS), L.P.

f/k/a CSFB CREDIT OPPORTUNITIES FUND (HELIOS), L.P.

By:	GSO Capital Partners LP, as
Investment Manager

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

CREDIT SUISSE ANLAGESTIFTUNG

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

PEARL HOLDING LIMITED

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

PARTNERS GROUP PRIVATE EQUITY PERFORMANCE HOLDING LIMITED

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

VEGA INVEST (GUERNSEY) LIMITED

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

ALPINVEST PARTNERS CS INVESTMENTS 2003 C.V.

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS CUSTODIAN II B.V.

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS CUSTODIAN IIA B.V.

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

SCREEN INVESTORS 2004, LLC

By:
Name:
Title:

Third Amended and Restated Stockholders Agreement

SCHEDULE 1

SCHEDULE OF OTHER AMC INVESTORS

Name of Other AMC Investor	Address
Weston Presidio Capital IV, L.P.	108 South Frontage Road West Suite 307 Vail, Colorado 81657 Attention: Dave Ferguson Facsimile: (970) 476-7900

WPC Entrepreneur Fund II, L.P.	108 South Frontage Road West Suite 307 Vail, Colorado 81657 Attention: Dave Ferguson Facsimile: (970) 476-7900

Co-Investment Partners, L.P.	660 Madison Avenue, 23rd Floor New York, New York 10021 Attention: Bart Osman Facsimile: (212) 754-1494

Caisse de Depot et Placement du Quebec	1000, Place Jean-Paul-Riopelle, 4th Floor Montreal, Quebec H2Z 2B3 Canada Attention: Jacques March and Facsimile: (514) 847-5980

AlpInvest Partners CS Investments 2003 C.V.	600 Fifth Avenue, 17th Floor New York, New York 10020 Attention: Iain Leigh Facsimile:

AlpInvest Partners Later Stage Co-Investments Custodian II B.V.	600 Fifth Avenue, 17th Floor New York, New York 10020 Attention: Iain Leigh Facsimile:

AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V.	600 Fifth Avenue, 17th Floor New York, New York 10020 Attention: Iain Leigh Facsimile:

SSB Capital Partners (Master Fund) I, L.P.	388 Greenwich Street, 32nd Floor New York, NY 10013 Attention: Rakesh K. Jain Facsimile: 212-816-0221

CSFB Strategic Partners Holdings II, L.P.	Eleven Madison Avenue, 16th Floor New York, New York 10010 Attention: Peter Song Facsimile: (646) 935-7048

CSFB Strategic Partners Parallel Holdings II, L.P.	Eleven Madison Avenue, 16th Floor New York, New York 10010 Attention: Peter Song Facsimile: (646) 935-7048

GSO Credit Opportunities Fund (Helios), L.P.	Eleven Madison Avenue, 16th Floor New York, New York 10010 Attention: Peter Song Facsimile: (646) 935-7048

Credit Suisse Anlagestiftung	126 East 56th Street, 11th Floor New York, New York 10022 Attention: Andreas Baumann Facsimile: (212) 763-4701

Pearl Holding Limited	126 East 56th Street, 11th Floor New York, New York 10022 Attention: Andreas Baumann Facsimile: (212) 763-4701

Partners Group Private Equity Performance Holding Limited	126 East 56th Street, 11th Floor New York, New York 10022 Attention: Andreas Baumann Facsimile: (212) 763-4701

Vega Invest (Guernsey) Limited	126 East 56th Street, 11th Floor New York, New York 10022 Attention: Andreas Baumann Facsimile: (212) 763-4701

Screen Investors 2004, LLC	3110 Main Street, Suite 300 Santa Monica, CA 90405 Attention: Christopher M. Fillo Facsimile: 310-392-3541

EXHIBIT A

SIGNATURE PAGE
TO THE
THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

By execution of this signature page,                                                                          hereby agrees to become a party to, be bound by the obligations of and receive the benefits of that certain Third Amended and Restated Stockholders Agreement, dated as of                            , as amended from time to time, by and among AMC Entertainment Inc., a Delaware corporation, J.P. Morgan Partners (BHCA), L.P., J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), J.P. Morgan Partners Global Investors (Cayman) II, L.P., J.P. Morgan Partners Global Investors (Selldown), L.P., J.P. Morgan Partners Global Investors (Selldown) II, L.P., JPMP Global Fund/AMC/Selldown II, L.P., J.P. Morgan Partners Global Investors (Selldown) II-C, L.P., AMCE (Ginger), L.P., AMCE (Luke), L.P., AMCE (Scarlett), L.P., Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V(A), L.P., Apollo Netherlands Partners V(B), L.P., Apollo German Partners V GmbH & Co KG, the entities listed on Schedule 1 thereto, Carlyle Partners III Loews, L.P., CP III Coinvestment, L.P., Bain Capital (Loews) I, LLC, Bain Capital AIV (Loews) II, L.P., Spectrum Equity Investors IV, L.P., Spectrum Equity Investors Parallel IV, L.P. and Spectrum IV Investment Managers’ Fund, L.P., as amended from time to time thereafter and shall be deemed to be an “Investor” for all purposes thereunder.

By:
Name:
Title:

Notice Address:

Accepted:

AMC ENTERTAINMENT INC.

By:
Name:
Title:

EXHIBIT B

Second Amended and Restated Regulatory Sideletter

[Attached hereto]